CMBS New Issue Term Sheet

$851,550,000 (approximate)

Wachovia Bank Commercial Mortgage Trust

Commercial Mortgage Pass-Through Certificates
Series 2003-C6
Offered Classes A-1, A-2, A-3, A-4, B, C, D and E
Certificates

Wachovia Bank, National Association and
Citigroup Global Markets Realty Corp.

Mortgage Loan Sellers

Wachovia Bank, National Association

Master Servicer

Lennar Partners, Inc.

Special Servicer

August 2003

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

TABLE OF CONTENTS

Transaction Structure
Structure Overview	3
Structure Schematic	4
Transaction Terms	5
Mortgage Pool Characteristics as of the Cut-Off Date
General Characteristics	8
Property Type	9
Property Location	10
Cut-Off Date Balance	11
Mortgage Rate	12
Underwritten Debt Service Coverage Ratio	13
Cut-Off Date Loan-to-Value Ratio	14
Maturity Date or ARD Loan-to-Value Ratio	14
Original Term to Maturity or ARD	15
Remaining Term to Maturity or ARD	15
Seasoning	16
Original Amortization Term	17
Remaining Stated Amortization Term	17
Prepayment Provisions Summary	18
Prepayment Provision Based on Outstanding Principal Balance	18
Twenty Largest Mortgage Loans	19
Zeus Portfolio	20
50 Central Park South	25
Lloyd Center	28
1370 Broadway	31
Westview Mall	34
Village Center at Dulles	37
Signature Place	40
Coral Sky Plaza	42
Port Authority Building	45
The Shoppes at Union Hill	47
Via Tuscany Apartments	50
Lynncroft Shopping Center	51
Shurgard Portfolio	52
Yorktown 50 Center	53
3875 & 3955 Faber Place	54
Canterbury Court Apartments	55
Oshtemo Business Park	56
Fox Lake Crossing	57
Plaza Las Palmas	58
John & Sons Portfolio	59
Additional Mortgage Loan Information	60

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Transaction Structure

Structure Overview

OFFERED CERTIFICATES

	Expected			Approx.				Assumed
	Ratings			% of	Approx.	Weighted		Final
			Certificate	Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)	Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

A-1	AAA	Aaa	$94,000,000	9.866%	19.250%	3.50	09/03-07/08	07/15/2008	Fixed

A-2	AAA	Aaa	$215,000,000	22.565%	19.250%	5.90	07/08-08/10	08/15/2010	Fixed

A-3	AAA	Aaa	$143,000,000	15.009%	19.250%	7.50	08/10-06/12	06/15/2012	Fixed(4)

A-4	AAA	Aaa	$317,373,000	33.310%	19.250%	9.69	06/12-07/13	07/15/2013	Fixed(4)

B	AA	Aa2	$29,774,000	3.125%	16.125%	9.88	07/13-07/13	07/15/2013	Fixed(4)

C	AA-	Aa3	$13,101,000	1.375%	14.750%	9.91	07/13-08/13	08/15/2013	Fixed(4)

D	A	A2	$25,010,000	2.625%	12.125%	9.97	08/13-08/13	08/15/2013	Fixed(4)

E	A-	A3	$14,292,000	1.500%	10.625%	9.97	08/13-08/13	08/15/2013	Fixed(4)

NON-OFFERED CERTIFICATES

	Expected				Approx.				Assumed
	Ratings				% of	Approx.	Weighted		Final
			Certificate		Cut-Off Date	Credit	Average	Principal	Distribution
Class	S&P	Moody’s	Balance(1)		Pool Balance	Support	Life (yrs)(2)	Window(2)	Date(2)	Rate Type

F(3)	(3)	(3)	$17,865,000		1.875%	8.750%	(3)	(3)	(3)	Fixed(4)

G(3)	(3)	(3)	$13,101,000		1.375%	7.375%	(3)	(3)	(3)	Fixed(4)

H(3)	(3)	(3)	$13,100,000		1.375%	6.000%	(3)	(3)	(3)	Fixed(4)

J(3)	(3)	(3)	$14,292,000		1.500%	4.500%	(3)	(3)	(3)	Fixed(4)

K(3)	(3)	(3)	$9,528,000		1.000%	3.500%	(3)	(3)	(3)	Fixed(4)

L(3)	(3)	(3)	$4,764,000		0.500%	3.000%	(3)	(3)	(3)	Fixed(4)

M(3)	(3)	(3)	$4,764,000		0.500%	2.500%	(3)	(3)	(3)	Fixed(4)

N(3)	(3)	(3)	$4,764,000		0.500%	2.000%	(3)	(3)	(3)	Fixed(4)

O(3)	(3)	(3)	$3,572,000		0.375%	1.625%	(3)	(3)	(3)	Fixed(4)

P(3)	(3)	(3)	$15,483,999		1.625%	0.000%	(3)	(3)	(3)	Fixed(4)

IO(3)	(3)	(3)	$952,783,999	(5	) N/A	N/A	N/A	N/A	(3)	Variable

(1)	In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)	As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under “YIELD AND MATURITY CONSIDERATIONS — Yield Considerations” in the preliminary prospectus supplement.

(3)	Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(4)	The Pass-Through Rate applicable to the Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any Distribution Date will be subject to a maximum rate of the applicable Weighted Average Net Mortgage Rate for such date.

(5)	The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class IO Certificates for each distribution date will be described in the preliminary prospectus supplement.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Structure Schematic

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Transaction Terms

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED AUGUST 2003.

Issue Type	Sequential pay REMIC. Class A-1, A-2, A-3, A-4, B, C, D and E Certificates (the “Offered Certificates”) are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

Cut-Off Date	All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, August 11, 2003 (or in the case of 29 Mortgage Loans, August 1, 2003 and in the case of 4 Mortgage Loans, August 15, 2003). All percentages presented herein are approximate.

Mortgage Pool	The Mortgage Pool consists of 102 Mortgage Loans (the “Mortgage Loans”) with an aggregate balance as of the Cut-Off Date of $952,783,999 (the “Cut-Off Date Pool Balance”), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 103 properties (the “Mortgaged Properties”) located throughout 25 states and the District of Columbia.

Depositor	Wachovia Commercial Mortgage Securities, Inc.

Mortgage Loan Sellers	Wachovia Bank, National Association	83.6% of the Cut-Off Date Pool Balance
	Citigroup Global Markets Realty Corp.	16.4% of the Cut-Off Date Pool Balance

Underwriters	Wachovia Capital Markets, LLC and Citigroup Global Markets Inc.

Trustee	Wells Fargo Bank Minnesota, N.A.

Master Servicer	Wachovia Bank, National Association

Special Servicer	Lennar Partners, Inc.

Rating Agencies	Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Denominations	$10,000 minimum for Offered Certificates.

Closing Date	On or about August 27, 2003.

Settlement Terms	Book-entry through DTC for all Offered Certificates.

Distribution Date	The 15th day of each month, or if such 15th day is not a business day, the next succeeding business day, commencing with respect to the Offered Certificates in September 2003.

Determination Date	For any Distribution Date, the fourth business day prior to the related Distribution Date.

Interest Distributions	Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Transaction Terms

Class A-1, Class A-2, Class A-3, Class A-4 and Class IO ranking pari passu in entitlement to interest.

Principal Distributions	Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of Class A-1, Class A-2, Class A-3 and Class A-4 Certificates remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be made on a pro rata basis.

Losses	Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

Prepayment Premiums and Yield Maintenance Charges	Any Prepayment Premiums or Yield Maintenance Charges actually collected will be distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO Certificates (not offered hereby).

Advances	The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (other than the Lloyd Center Loan) but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur. With respect to the Lloyd Center Loan, P&I Advances and Servicing Advances will be made by the 2003-C5 Master Servicer and, if the 2003-C5 Master Servicer fails to make such advance, by the Master Servicer.

Appraisal Reductions	An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Transaction Terms

Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Optional Termination	The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Controlling Class	The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA	The Offered Certificates are expected to be ERISA eligible.

SMMEA	The Offered Certificates are not expected to be “mortgage-related securities” for the purposes of SMMEA.

Contact	Wachovia Capital Markets, LLC

William J. Cohane
(704) 374-6161 (Phone)
(704) 383-7639 (Fax)

Scott Fuller
(704) 715-1235 (Phone)
(704) 715-1214 (Fax)

Bob Ricci
(704) 715-1235 (Phone)
(704) 715-1214 (Fax)	Citigroup Global Markets Inc.

Paul Vanderslice
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)

Angela Vleck
(212) 816-8087 (Phone)
(212) 816-8307 (Fax)

Joseph Siragusa
(212) 816-7973 (Phone)
(212) 816-8307 (Fax)

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

GENERAL CHARACTERISTICS

Number of Mortgage Loans	102
Number of Crossed Loan Pools	6
Number of Mortgaged Properties	103
Aggregate Balance of all Mortgage Loans	$952,783,999

Number of Mortgage Loans with Balloon Payments(1)	74
Aggregate Balance of Mortgage Loans with Balloon Payments (1)	$472,636,620

Number of Mortgage Loans with Anticipated Repayment Date (2)	21
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2)	$341,778,240

Number of Fully Amortizing Mortgage Loans	3
Aggregate Balance of Fully Amortizing Mortgage Loans	$9,519,139

Number of Non-Amortizing Mortgage Loans	4
Aggregate Balance of Non-Amortizing Mortgage Loans	$128,850,000

Average Balance of Mortgage Loans	$9,341,020
Minimum Balance of Mortgage Loans	$550,000
Maximum Balance of Mortgage Loans	$80,500,000

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans	$103,000,000

Weighted Average LTV ratio(3)	72.5%
Minimum LTV ratio(3)	37.2%
Maximum LTV ratio(3)	100.1%

Weighted Average DSCR(3)	1.56	x
Minimum DSCR(3)	1.00	x
Maximum DSCR(3)	3.33	x

Weighted Average LTV at Maturity or Anticipated Repayment Date(3)	61.5%

Weighted Average Mortgage Loan interest rate	5.182%
Minimum Mortgage Loan interest rate	4.000%
Maximum Mortgage Loan interest rate	7.940%

Weighted Average Remaining Term to Maturity Date or Anticipated Repayment Date (months)	103
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months)	52
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months)	238

(1)	Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest-only for their entire term.

(2)	Not including Mortgage Loans that are interest-only for their entire term.

(3)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

PROPERTY TYPE

			% of			Weighted
		Aggregate	Cut-Off			Average	Min/Max	Weighted
	Number of	Cut-Off	Date	Weighted		Cut-Off	Cut-Off	Average
	Mortgaged	Date	Pool	Average	Min/Max	Date	Date	Mortgage
Property Type	Properties	Balance	Balance	DSCR	DSCR	LTV Ratio	LTV Ratio	Rate

Retail	51	$426,667,436	44.8%	1.67x	1.00x/3.33x	72.6%	43.3%/100.1%	5.312%

Retail – Anchored	37	370,763,495	38.9	1.68x	1.28x/3.20x	72.4%	54.8%/80.0%	5.251%

Retail – Shadow Anchored(1)	5	29,187,557	3.1	1.83x	1.28x/3.33x	69.3%	54.0%/79.4%	5.442%

Retail – Unanchored	9	26,716,383	2.8	1.30x	1.00x/1.65x	78.5%	43.3%/100.1%	6.024%

Office	18	255,080,727	26.8	1.47x	1.36x/2.07x	72.6%	38.9%/79.9%	5.030%

Multifamily	15	105,887,207	11.1	1.43x	1.15x/2.06x	74.5%	58.0%/80.0%	4.976%

Land(2)	1	80,500,000	8.4					4.890%

Self Storage	11	39,383,102	4.1	1.54x	1.34x/1.84x	66.2%	37.2%/76.3%	5.432%

Industrial	4	30,448,738	3.2	1.33x	1.27x/1.48x	72.5%	69.5%/74.9%	5.661%

Mixed Use	3	14,816,789	1.6	1.48x	1.19x/1.59x	72.4%	68.2%/79.2%	5.424%

	103	$952,783,999	100.0%	1.56x	1.00x/3.33x	72.5%	37.2%/100.1%	5.182%

(1)	A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(2)	Specifically the leased fee interest in a condominium unit. For a more detailed description of the collateral, see the 50 Central Park South summary.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

Other States: 30.4% of Cut-Off Date Pool Balance.

PROPERTY LOCATION

					Weighted
					Average	Weighted
	Number of	Aggregate	% of	Weighted	Cut-Off Date	Average
	Mortgaged	Cut-Off Date	Cut-Off Date	Average	LTV	Mortgage
States	Properties	Balance	Pool Balance	DSCR(1)	Ratio(1)	Rate

NY	6	$232,694,629	24.4%	1.39x	75.1%	4.779%

FL	15	86,377,835	9.1	1.46x	72.9%	5.218%

OR	2	76,010,717	8.0	1.82x	63.4%	5.448%

CA	17	73,319,691	7.7	1.54x	66.6%	5.346%

Southern(2)	14	56,524,691	5.9	1.57x	64.6%	5.393%

Northern(2)	3	16,795,000	1.8	1.41x	73.5%	5.189%

NJ	6	71,760,485	7.5	1.60x	74.5%	5.521%

VA	5	70,812,448	7.4	2.36x	65.0%	4.721%

MD	3	51,892,543	5.4	1.41x	79.8%	5.088%

Other	49	289,915,653	30.4	1.44x	75.0%	5.427%

	103	$952,783,999	100.0%	1.56x	72.5%	5.182%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

(2)	For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

-	The Mortgaged Properties are located throughout 25 states and the District of Columbia.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE BALANCE

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Range of Cut-Off Date Balances	Loans	Balance	Balance	DSCR(1)	LTV Ratio(1)	Rate

less than$2,000,000	9	$14,934,244	1.6%	1.37x	67.0%	6.033%

$2,000,001 – $3,000,000	15	37,356,873	3.9	1.42x	66.6%	6.055%

$3,000,001 – $4,000,000	16	54,250,392	5.7	1.40x	73.7%	5.702%

$4,000,001 – $5,000,000	15	68,819,479	7.2	1.47x	76.5%	5.587%

$5,000,001 – $6,000,000	6	31,879,304	3.3	1.42x	76.7%	5.357%

$6,000,001 – $7,000,000	9	58,474,097	6.1	1.70x	69.8%	5.215%

$7,000,001 – $8,000,000	6	44,505,621	4.7	1.43x	71.7%	5.392%

$8,000,001 – $9,000,000	2	17,200,756	1.8	1.38x	76.3%	5.182%

$9,000,001 – $10,000,000	1	9,457,013	1.0	1.43x	79.5%	6.090%

$10,000,001 – $15,000,000	10	123,645,835	13.0	1.42x	73.7%	5.364%

$15,000,001 – $20,000,000	2	36,120,739	3.8	1.42x	75.8%	5.171%

$20,000,001 – $25,000,000	2	41,105,029	4.3	1.82x	71.2%	4.918%

$25,000,001 – $30,000,000	2	51,680,000	5.4	1.36x	80.0%	4.788%

$35,000,001 – $40,000,000	3	111,000,000	11.7	1.99x	69.9%	4.532%

$40,000,001 – $45,000,000	1	44,000,000	4.6	1.43x	75.2%	5.191%

$55,000,001 – $60,000,000	1	58,000,000	6.1	1.38x	74.7%	4.500%

$65,000,001 – $70,000,000	1	69,854,617	7.3	1.83x	63.5%	5.420%

$80,000,001 greater than	1	80,500,000	8.4			4.890%

	102	$952,783,999	100.0%	1.56x	72.5%	5.182%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

-	The average Cut-Off Date Balance is $9,341,020.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

MORTGAGE RATE

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off	Weighted	Average	Average
	Mortgage	Cut-Off Date	Date Pool	Average	Cut-Off Date	Mortgage
Range of Mortgage Rates	Loans	Balance	Balance	DSCR(1)	LTV Ratio(1)	Rate

4.000% – 5.249%	41	$586,667,160	61.6%	1.62x	72.8%	4.839%

5.250% – 5.499%	16	177,324,614	18.6	1.59x	70.0%	5.375%

5.500% – 5.749%	16	67,424,278	7.1	1.43x	72.5%	5.579%

5.750% – 5.999%	9	42,853,707	4.5	1.41x	74.2%	5.864%

6.000% – 6.249%	8	38,662,186	4.1	1.39x	75.8%	6.058%

6.250% – 6.499%	3	6,267,023	0.7	1.38x	68.7%	6.417%

6.500% – 6.749%	1	1,776,653	0.2	1.06x	88.8%	6.730%

6.750% – 6.999%	2	13,360,386	1.4	1.25x	81.9%	6.950%

7.250% – 7.499%	3	10,812,751	1.1	1.09x	89.4%	7.318%

7.500% – 7.749%	2	4,738,917	0.5	1.38x	52.0%	7.539%

7.750% – 7.999%	1	2,896,324	0.3	1.73x	38.9%	7.940%

	102	$952,783,999	100.0%	1.56x	72.5%	5.182%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average Mortgage Rate is 5.182%.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

						Weighted	Weighted
	Number of	Aggregate	% of	Weighted		Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average		Cut-Off Date	Mortgage
Range of Underwriting DSCRs	Loans	Balance	Pool Balance	DSCR		LTV Ratio	Rate

1.00x – 1.04x	3	$9,964,731	1.1%	1.01	x	95.6%	7.190%

1.05x – 1.09x	1	1,776,653	0.2	1.06	x	88.8%	6.730%

1.15x – 1.19x	2	3,242,543	0.4	1.18	x	76.7%	5.740%

1.25x – 1.29x	5	26,129,453	3.0	1.28	x	75.2%	6.510%

1.30x – 1.34x	12	84,904,645	9.7	1.31	x	76.4%	5.276%

1.35x – 1.39x	18	193,519,296	22.2	1.38	x	76.0%	4.994%

1.40x – 1.44x	21	216,046,648	24.8	1.42	x	74.7%	5.206%

1.45x – 1.49x	11	54,285,820	6.2	1.48	x	72.9%	5.325%

1.50x – 1.54x	11	69,342,745	7.9	1.51	x	74.2%	5.303%

1.55x – 1.59x	5	38,518,379	4.4	1.57	x	73.9%	5.348%

1.60x – 1.64x	1	2,100,000	0.2	1.61	x	63.6%	5.200%

1.65x – 1.69x	3	20,643,127	2.4	1.66	x	65.8%	5.347%

1.70x – 1.74x	1	2,896,324	0.3	1.73	x	38.9%	7.940%

1.80x – 1.84x	3	79,598,617	9.1	1.83	x	62.6%	5.396%

2.05x – 2.09x	2	25,645,019	2.9	2.07	x	65.9%	4.549%

2.30x – 3.79x	2	43,670,000	5.0	3.22	x	54.7%	4.092%

	101	$872,283,999	100.0%	1.56	x	72.5%	5.208%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average Debt Service Coverage Ratio is 1.56x.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

CUT-OFF DATE LOAN-TO-VALUE RATIO(1)

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
Range of Cut-Off Date LTV	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Ratios	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

35.01% – 40.00%	2	$4,423,214	0.5%	1.60x	38.3%	7.105%

40.01% – 50.00%	2	4,730,977	0.5	1.43x	41.3%	6.668%

50.01% – 55.00%	2	43,670,000	5.0	3.22x	54.7%	4.092%

55.01% – 60.00%	5	30,328,251	3.5	1.57x	57.6%	5.053%

60.01% – 65.00%	7	109,310,927	12.5	1.82x	63.4%	5.293%

65.01% – 70.00%	16	75,882,336	8.7	1.49x	67.9%	5.376%

70.01% – 75.00%	22	218,799,632	25.1	1.41x	74.1%	5.019%

75.01% – 80.00%	41	373,397,278	42.8	1.41x	78.7%	5.303%

81.01% >	4	11,741,383	1.3	1.02x	94.6%	7.120%

	101	$872,283,999	100.0%	1.56x	72.5%	5.208%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average Cut-Off Date LTV Ratio is 72.5%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1)

			% of		Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Average	Average
Range of Maturity Date or ARD	Mortgage	Cut-Off Date	Pool	Average	Cut-Off Date	Mortgage
Loan-to-Value Ratios(2)	Loans	Balance	Balance	DSCR	LTV Ratio	Rate

0.00% – 5.00%	3	$9,519,139	1.1%	1.02x	0.0%	7.160%

30.01% – 40.00%	4	9,601,435	1.1	1.41x	35.2%	7.206%

40.01% – 50.00%	8	55,819,378	6.4	1.74x	45.7%	4.936%

50.01% – 55.00%	11	170,907,590	19.6	2.07x	53.6%	5.075%

55.01% – 60.00%	10	55,184,538	6.3	1.52x	58.3%	5.277%

60.01% – 65.00%	27	112,391,782	12.9	1.39x	62.9%	5.595%

65.01% – 70.00%	30	330,661,122	37.9	1.41x	66.8%	5.301%

70.01% – 75.00%	7	123,519,015	14.2	1.38x	71.5%	4.608%

75.01% – 80.00%	1	4,680,000	0.5	2.06x	80.0%	4.500%

	101	$872,283,999	100.0%	1.56x	61.5%	5.208%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

(2)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

-	The weighted average Maturity Date or ARD LTV Ratio is 61.5%.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL TERM TO MATURITY OR ARD

					Weighted
			% of		Average	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Cut-Off Date	Average
Range of Original Terms	Mortgage	Cut-Off Date	Pool	Average	LTV	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR(2)	Ratio(2)	Rate

0 – 60	9	$140,547,150	14.8%	1.41x	75.1%	4.664%

61 – 84	11	111,085,000	11.7	2.14x	66.2%	4.784%

85 –108	8	117,226,248	12.3	1.40x	77.0%	5.082%

109 – 120	68	566,434,217	59.5	1.51x	72.5%	5.361%

121 – 156	1	3,150,000	0.3	1.48x	69.3%	5.460%

169 – 180	1	2,600,000	0.3	1.42x	61.9%	6.470%

229 – 300	4	11,741,383	1.2	1.02x	94.6%	7.120%

	102	$952,783,999	100.0%	1.56x	72.5%	5.182%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

(2)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average original term to maturity or ARD is 106 months.

REMAINING TERM TO MATURITY OR ARD

					Weighted
			% of		Average	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted	Cut-Off Date	Average
Range of Original Terms	Mortgage	Cut-Off Date	Pool	Average	LTV	Mortgage
to Maturity (months)(1)	Loans	Balance	Balance	DSCR(2)	Ratio(2)	Rate

0 – 60	9	$140,547,150	14.8%	1.41x	75.1%	4.664%

61 – 84	11	111,085,000	11.7	2.14x	66.2%	4.784%

85 – 108	13	139,069,896	14.6	1.39x	73.3%	5.427%

109 – 120	63	544,590,569	57.2	1.51x	72.7%	5.284%

121 – 156	1	3,150,000	0.3	1.48x	69.3%	5.460%

169 – 180	1	2,600,000	0.3	1.42x	61.9%	6.470%

181 – 240	4	11,741,383	1.2	1.02x	94.6%	7.120%

	102	$952,783,999	100.0%	1.56x	72.5%	5.182%

(1)	Calculated with respect to the Anticipated Repayment Date for the ARD Loans.

(2)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average remaining term to maturity or ARD is 103 months.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

SEASONING

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Seasoning (months)	Loans	Balance	Balance	DSCR(1)		LTV Ratio(1)	Rate

0 – 12	93	$919,198,968	96.5%	1.57	x	72.4%	5.107%

13 – 24	5	21,843,648	2.3	1.37	x	67.2%	7.282%

49>	4	11,741,383	1.2	1.02	x	94.6%	7.120%

	102	$952,783,999	100.0%	1.56	x	72.5%	5.182%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average seasoning is 2 months.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

ORIGINAL AMORTIZATION TERM

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Original Amortization	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Terms (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio(2)	Rate

229 – 264	3	$9,815,878	1.0%	1.16	x	82.6%	6.517%

265 – 300	19	86,176,075	9.0	1.58	x	68.6%	5.346%

301 – 348	1	2,600,000	0.3	1.42	x	61.9%	6.470%

349 – 360	75	725,342,046	76.1	1.46	x	73.9%	5.242%

Non-Amortizing	4	128,850,000	13.5	3.11	x	57.1%	4.605%

	102	$952,783,999	100.0%	1.56	x	72.5%	5.182%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average original amortization term (excluding the Non-Amortizing Mortgage Loans) is 352 months.

REMAINING STATED AMORTIZATION TERM

			% of			Weighted	Weighted
	Number of	Aggregate	Cut-Off Date	Weighted		Average	Average
Range of Remaining Stated	Mortgage	Cut-Off Date	Pool	Average		Cut-Off Date	Mortgage
Amortization Terms (months)(1)	Loans	Balance	Balance	DSCR(2)		LTV Ratio(2)	Rate

181 – 192	2	$5,015,878	0.5%	1.04	x	88.8%	7.079%

229 – 264	3	11,525,505	1.2	1.12	x	89.5%	6.642%

265 – 300	17	79,450,569	8.3	1.63	x	66.0%	5.194%

301 – 348	6	24,443,648	2.6	1.37	x	66.6%	7.196%

349 – 360	70	703,498,399	73.8	1.46	x	74.2%	5.178%

Non-Amortizing	4	128,850,000	13.5	3.11	x	57.1%	4.605%

	102	$952,783,999	100.0%	1.56	x	72.5%	5.182%

(1)	For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

(2)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

 - The weighted average remaining amortization term (excluding the Non-Amortizing Mortgage Loans) is 351 months.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Mortgage Pool Characteristics as of the Cut-Off Date*

PREPAYMENT PROVISIONS SUMMARY

					Weighted	Weighted
	Number of	Aggregate	% of	Weighted	Average	Average
	Mortgage	Cut-Off Date	Cut-Off Date	Average	Cut-Off Date	Mortgage
Prepayment Provisions	Loans	Pool Balance	Pool Balance	DSCR(1)	LTV Ratio(1)	Rate

Lockout/Defeasance	92	$802,280,714	84.2%	1.48x	73.2%	5.258%

Yield Maintenance/Prepayment Premium	1	80,500,000	8.4			4.890%

Lockout/Yield Maintenance	5	52,281,962	5.5	2.88x	59.7%	4.434%

Lockout/Prepayment Premium	3	13,879,015	1.5	1.41x	79.5%	5.150%

Lockout/Defeasance or Yield Maintenance	1	3,842,308	0.4	1.38x	78.4%	5.600%

	102	$952,783,999	100.0%	1.56x	72.5%	5.182%

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (2)(3)(4)(5)

Prepayment
Analysis
Date	Aug-03	Aug-04	Aug-05	Aug-06	Aug-07	Aug-08	Aug-09	Aug-10	Aug-11	Aug-12	Aug-13

% Lockout	90.85%	90.77%	41.51%	32.93%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
% Defeasance	0.71%	0.70%	45.19%	53.58%	83.64%	82.24%	81.99%	85.62%	97.72%	98.08%	79.04%
% YM	8.45%	8.53%	4.68%	4.74%	6.05%	7.17%	7.24%	1.59%	1.78%	1.92%	20.96%
% Prepayment Premium	0.00%	0.00%	8.62%	8.74%	10.31%	10.59%	10.77%	0.00%	0.00%	0.00%	0.00%

% Open	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	12.79%	0.50%	0.00%	0.00%

% Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total Beg. Balance (in millions)	$952.78	$943.62	$933.46	$920.77	$907.39	$760.21	$747.48	$629.51	$536.14	$472.58	$11.54
Percent of Initial Balance	100.00%	99.04%	97.97%	96.64%	95.24%	79.79%	78.45%	66.07%	56.27%	49.60%	1.21%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut-Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

(2)	Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(3)	As of the Cut-Off Date.

(4)	Based upon the assumptions set forth in footnote (2) above, after August 2013, the outstanding loan balances represent less than 1.21% of the Cut-Off Date Pool Balance.

(5)	Assumed yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.

*	One Mortgage Loan, representing 7.3% of the Cut-Off Date Pool Balance, is part of a split loan structure and the related pari passu companion loan is not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of the Mortgage Loan and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Twenty Largest Mortgage Loans

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

Twenty Largest Mortgage Loans by Cut-Off Date Balance

									Weighted
		Number of						Weighted	Average
		Mortgage		% of				Average	LTV
		Loans/		Cut-Off		Loan		Cut-Off	Ratio at	Weighted
	Mortgage	Number of		Date		Balance	Weighted	Date	Maturity	Average
	Loan	Mortgaged	Cut-Off Date	Pool	Property	Per SF/	Average	LTV	or	Mortgage
Loan Name	Seller	Properties	Balance	Balance	Type	Unit	DSCR(1)	Ratio(1)	ARD(1)	Rate

Zeus Portfolio	Wachovia	3/3	$103,000,000	10.8%	Office – CBD	$193	1.38x	74.9%	71.2%	4.500%
50 Central Park South	Wachovia	1/1	80,500,000	8.4	Land	$5,727				4.890%
Lloyd Center	Wachovia	1/1	69,854,617	7.3	Retail – Anchored	$114	1.83x	63.5%	53.0%	5.420%
1370 Broadway	Wachovia	1/1	44,000,000	4.6	Office – CBD	$180	1.43x	75.2%	66.9%	5.191%
Westview Mall	Wachovia	1/1	38,000,000	4.0	Retail – Anchored	$63	1.40x	79.8%	65.8%	5.080%
Village Center at Dulles	Wachovia	1/1	37,000,000	3.9	Retail – Anchored	$128	3.20x	54.8%	54.8%	4.000%
Signature Place	Wachovia	1/1	26,480,000	2.8	Multifamily – Conventional	$60,182	1.31x	80.0%	68.7%	4.710%
Coral Sky Plaza	Wachovia	1/1	25,200,000	2.6	Retail – Anchored	$108	1.41x	80.0%	65.5%	4.870%
Port Authority Building	Wachovia	1/1	20,965,019	2.2	Office – Flex	$69	2.07x	62.8%	46.3%	4.560%
The Shoppes at Union Hill	Wachovia	1/1	20,140,010	2.1	Retail – Anchored	$230	1.55x	79.9%	66.4%	5.290%

Subtotal/Wtd. Avg.		12/12	$465,139,646	48.8%			1.69x	71.7%	63.1%	4.848%

Via Tuscany Apartments	Wachovia	1/1	$19,158,127	2.0%	Multifamily – Conventional	$68,422	1.50x	72.3%	60.0%	5.190%
Lynncroft Shopping Center	Wachovia	1/1	16,962,612	1.8	Retail – Anchored	$107	1.33x	79.7%	66.0%	5.150%
Shurgard Portfolio	Wachovia	6/6	15,169,102	1.6	Self Storage – Self Storage	$4,590	1.50x	63.5%	53.2%	5.520%
Yorktown 50 Center	Wachovia	1/1	15,000,000	1.6	Office – Medical	$155	1.49x	73.9%	69.5%	5.090%
3875 & 3955 Faber Place	Wachovia	1/1	13,986,552	1.5	Office – Suburban	$108	1.36x	78.6%	65.6%	5.420%
Canterbury Court Apartments	CGM	1/2	12,985,359	1.4	Multifamily – Conventional	$37,101	1.42x	58.0%	47.4%	4.750%
Oshtemo Business Park	Wachovia	1/1	12,581,628	1.3	Industrial – Light Industrial	$46	1.30x	69.5%	52.6%	5.300%
Fox Lake Crossing	CGM	1/1	12,537,160	1.3	Retail – Anchored	$127	1.43x	79.4%	67.4%	5.160%
Plaza Las Palmas	CGM	1/1	12,487,027	1.3	Retail – Anchored	$115	1.65x	66.6%	55.0%	5.100%
John & Sons Portfolio	Wachovia	6/6	12,200,000	1.3	Various	$85	1.47x	63.3%	60.8%	5.200%

Subtotal/Wtd. Avg.		20/21	$143,067,567	15.0%			1.44x	70.8%	60.0%	5.192%

Total/Wtd. Avg.		32/33	$608,207,214	63.8%			1.62x	71.5%	62.3%	4.929%

(1)	Excludes one Mortgage Loan, representing 8.4% of the Cut Off Date Pool Balance, which is secured by a leased fee interest in a condominium unit.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

ZEUS PORTFOLIO

Property Information
Number of Mortgaged Real Properties	3
Location (City, State)	New York, NY
Property Type	Office – CBD
Size (SF)	534,230
Occupancy as of June 1, 2003	85.4%
Year Built/Year Renovated	See Table
Appraisal Value	$137,600,000
Underwritten Occupancy	85.1%
Underwritten Revenues	$21,117,593
Underwritten Total Expenses	$11,648,773
Underwritten Net Operating Income (NOI)	$9,468,820
Underwritten Net Cash Flow (NCF)	$8,672,848

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$103,000,000
Percentage of Cut-Off Date Pool Balance	10.8%
Cut-Off Date Loan Balance Per SF	$193
Number of Mortgage Loans	3
Type of Security	Fee
Mortgage Rate	4.500%
Original Term/Amortization	60/360
Remaining Term/Amortization	59/360
WA Cut-Off Date LTV	74.9%
WA ARD LTV	71.2%
WA Underwritten DSCR on NOI	1.51x
WA Underwritten DSCR on NCF	1.38x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loans. The 3 Mortgage Loans (the “Zeus Portfolio Loans”) are collectively secured by first mortgages encumbering 3 office properties, each of which is located in New York, New York. The Zeus Portfolio Loans represent approximately 10.8% of the Cut-Off Date Pool Balance. The Zeus Portfolio Loans were originated on June 26, 2003 and have an aggregate principal balance as of the Cut-Off Date of $103,000,000. Each Zeus Portfolio Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest. Each of the Zeus Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Zeus Portfolio Loans.

Each of the Zeus Portfolio Loans is an ARD loan and has a remaining term of 59 months to its anticipated repayment date of July 11, 2008. Each Zeus Portfolio Loan may be prepaid on or after May 11, 2008 and the Zeus Portfolio Loans permit defeasance with United States government obligations beginning two years after the Closing Date. In addition, the loan documents permit partial defeasance of each Zeus Portfolio Loan, subject to, among other things, the satisfaction of certain financial covenants.

-	The Borrowers. The borrowers are 509 Owners LLC, 535 Owners LLC, and 545 Owners LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of each Zeus Portfolio Loan. The sponsor of the borrowers is Emmes Realty Services LLC, a subsidiary of Emmes & Company LLC (“Emmes”). Emmes, in business since 1993, is a privately held real estate investment, property management and investment fund management firm whose real estate investment entities specialize in restoring under-performing properties. Their current portfolio includes almost 140 properties, located in New York, Pennsylvania, Massachusetts, Maryland, New Hampshire, Florida and New Jersey, with a market value of approximately $1.0 billion.

-	The Properties. The Mortgaged Properties consist of 3 office properties, each of which is located in the central business district of New York, New York. As of June 1, 2003, the aggregate occupancy rate for the Mortgaged Properties securing the Zeus Portfolio Loans was approximately 85.4%.

The following table presents certain information relating to the Mortgaged Properties:

	Property	Cut-Off Date	Net Rentable	Year
Property Name	Location	Loan Balance	Area (SF)	Built/Renovated

535 Fifth Avenue	New York, NY	$58,000,000	306,897	1926/1985/1994
545 Fifth Avenue	New York, NY	36,000,000	171,576	1897/1985/1994
509 Fifth Avenue	New York, NY	9,000,000	55,757	1916/1996

		$103,000,000	534,230

1. 535 Fifth Avenue

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Berkeley College Educational Services	5.6%	22,534	7.3%	June 2008
QRS Corporation	8.4%	18,548	6.0%	November 2010
Big Picture	5.3%	18,000	5.9%	June 2012
Staples	12.6%	16,631	5.4%	May 2011
Manhattan Transfer/Edit Inc.	4.1%	15,264	5.0%	June 2008
Duane Reade	12.0%	13,905	4.5%	May 2015

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at 535 Fifth Avenue:

							Cumulative %
						% of Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	11	$29.20	19,940	6.5%	6.5%	5.9%	5.9%
2004	10	$28.80	16,575	5.4%	11.9%	4.8%	10.7%
2005	10	$35.63	25,655	8.4%	20.3%	9.2%	19.9%
2006	4	$37.18	15,196	5.0%	25.2%	5.7%	25.6%
2007	4	$40.91	7,703	2.5%	27.7%	3.2%	28.8%
2008	9	$29.39	56,208	18.3%	46.0%	16.7%	45.5%
2009	1	$0.00	64	0.0%	46.1%	0.0%	45.5%
2010	6	$44.13	42,043	13.7%	59.8%	18.7%	64.2%
2011	7	$53.25	34,521	11.2%	71.0%	18.5%	82.7%
2012	3	$29.00	18,000	5.9%	76.9%	5.3%	88.0%
2013	0	$0.00	0	0.0%	76.9%	0.0%	88.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

Underwritten Financials for 535 Fifth Avenue:

U/W Occupancy %	81.8%
U/W Revenues	$11,889,364
U/W Total Expenses	$6,564,668
U/W Net Operating Income (NOI)	$5,324,697
U/W Net Cash Flow (NCF)	$4,881,040
U/W DSCR on NOI	1.51x
U/W DSCR on NCF	1.38x

2. 545 Fifth Avenue

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Manhattan Transfer/Edit Inc.	16.9%	34,472	20.1%	June 2008
Michael C. Fina	9.1%	19,200	11.2%	February 2013
International Federation of Accountants	7.4%	11,208	6.5%	July 2013
Waterfront Communications Corp.	3.1%	7,200	4.2%	February 2010
Holiday Temporary Services	3.3%	7,032	4.1%	April 2005

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at 545 Fifth Avenue:

							Cumulative %
						% of Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	5	$38.18	5,202	3.0%	3.0%	3.5%	3.5%
2004	5	$55.38	11,404	6.6%	9.7%	11.3%	14.8%
2005	9	$35.15	28,773	16.8%	26.4%	18.0%	32.8%
2006	1	$25.00	2,345	1.4%	27.8%	1.0%	33.9%
2007	5	$40.15	9,357	5.5%	33.3%	6.7%	40.6%
2008	7	$29.65	39,433	23.0%	56.3%	20.8%	61.4%
2009	2	$192.31	1,664	1.0%	57.2%	5.7%	67.1%
2010	2	$32.23	10,730	6.3%	63.5%	6.2%	73.3%
2011	1	$45.00	1,752	1.0%	64.5%	1.4%	74.7%
2012	0	$0.00	0	0.0%	64.5%	0.0%	74.7%
2013	4	$30.64	32,033	18.7%	83.2%	17.5%	92.2%

(1)	Calculated based on approximate square footage occupied by each tenant.

Underwritten Financials for 545 Fifth Avenue:

U/W Occupancy %	87.7%
U/W Revenues	$7,175,686
U/W Total Expenses	$3,879,245
U/W Net Operating Income (NOI)	$3,296,441
U/W Net Cash Flow (NCF)	$3,030,272
U/W DSCR on NOI	1.51x
U/W DSCR on NCF	1.38x

3.  509 Fifth Avenue

The following table presents information relating to the major tenants at the Mortgaged Property.

	% of Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Israel Discount Bank	74.8%	43,760	78.5%	December 2012
Ricky’s Urban Groove	22.0%	7,947	14.3%	January 2018
Chai Foundation	3.3%	4,050	7.3%	August 2006

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at 509 Fifth Avenue:

							Cumulative %
						% of Actual	of Actual
	# of Leases	WA Base	Total SF	% of Total SF	Cumulative % of	Rent	Rent
Year	Rolling	Rent/SF Rolling	Rolling	Rolling(1)	SF Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	1	$16.56	4,050	7.3%	7.3%	3.3%	3.3%
2007	0	$0.00	0	0.0%	7.3%	0.0%	3.3%
2008	0	$0.00	0	0.0%	7.3%	0.0%	3.3%
2009	0	$0.00	0	0.0%	7.3%	0.0%	3.3%
2010	0	$0.00	0	0.0%	7.3%	0.0%	3.3%
2011	0	$0.00	0	0.0%	7.3%	0.0%	3.3%
2012	4	$35.00	43,760	78.5%	85.7%	74.8%	78.0%
2013	0	$0.00	0	0.0%	85.7%	0.0%	78.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

Underwritten Financials for 509 Fifth Avenue:

U/W Occupancy %	95.0%
U/W Revenues	$2,052,542
U/W Total Expenses	$1,204,860
U/W Net Operating Income (NOI)	$847,682
U/W Net Cash Flow (NCF)	$761,536
U/W DSCR on NOI	1.55x
U/W DSCR on NCF	1.39x

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrowers to deposit with the mortgagee an aggregate amount of approximately $574,961 for tenant improvements and leasing commissions related to the Zeus Portfolio Loans, which amount is comprised of (i) $331,868 per year for 535 Fifth Avenue; (ii) $187,010 per year for 545 Fifth Avenue; and (iii) $56,083 per year for 509 Fifth Avenue. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of each of the Zeus Portfolio Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x on a trailing twelve month basis, (ii) upon the occurrence of an event of default under the loan documents, or (iii) on the anticipated repayment date of July 11, 2008, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of July 11, 2008, if each of the Zeus Portfolio Loans is not paid in full, each Zeus Portfolio Loan enters into a hyper-amortization period through July 11, 2028. The interest rate applicable to each of the Zeus Portfolio Loans during such hyper-amortization period will increase to 2.0% over the mortgage rate.

-	Management. Emmes Realty Services LLC is the property manager for the Mortgaged Properties securing the Zeus Portfolio Loans. Emmes Realty Services LLC currently manages approximately 140 properties totaling approximately 12.3 million square feet of commercial space. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

50 CENTRAL PARK SOUTH

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Land(1)
Size (SF)	14,057
Occupancy as of October 31, 2000	100.0%
Year Built/Year Renovated	NA/NA
Appraisal Value	$215,000,000
Underwritten Occupancy	100.0%
Underwritten Revenues	$3,936,450
Underwritten Total Expenses	$0
Underwritten Net Operating Income (NOI)	$3,936,450
Underwritten Net Cash Flow (NCF)	$3,936,450

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$80,500,000
Percentage of Cut-Off Date Pool Balance	8.4%
Cut-Off Date Loan Balance Per SF	$5,727
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.890%
Original Term/Amortization	86/NA
Remaining Term/Amortization	86/NA
Cut-Off Date LTV	37.4%
ARD LTV	37.4%
Underwritten DSCR on NOI(2)	1.00x
Underwritten DSCR on NCF(2)	1.00x
Shadow Rating (S&P/Moody’s)(3)	BBB-/Ba1

(1)	Specifically the leased fee interest in a condominium unit
(2)	For purposes of determining the debt service coverage ratio, the amount of cash available to cover debt service payments was increased by amounts available in a debt service reserve that will be used to make a portion of the debt service payments.
(3)	S&P and Moody’s have confirmed that the 50 Central Park South loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB-/Ba1” by S&P and Moody’s, respectively.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “50 Central Park South Loan”) is secured by a first mortgage encumbering the leased fee interest in a condominium unit operated as a Ritz Carlton hotel (the “Hotel Unit”) located at 50 Central Park South, New York, New York. The 50 Central Park South Loan represents approximately 8.4% of the Cut-Off Date Pool Balance. The 50 Central Park South Loan was originated on July 31, 2003 and has a principal balance as of the Cut-Off Date of $80,500,000. The 50 Central Park South Loan provides for interest-only payments for the length of the loan term.

The 50 Central Park South Loan has a remaining term of 86 months to its anticipated repayment date of October 11, 2010. The 50 Central Park South Loan may be prepaid with the payment of a yield maintenance premium on or after its first payment date. Beginning August 11, 2005 the 50 Central Park South Loan may be prepaid with the payment of a prepayment penalty fee, and may be prepaid without penalty or premium on or after August 11, 2010.

-	The Borrower. The borrower is 59th Street Australian Acquisition Co. LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 50 Central Park South Loan. The sponsor is Harry Macklowe, Chairman and CEO of The Macklowe Organization, which is an active real estate investment firm that buys, develops, manages, and leases commercial and apartment buildings primarily in Manhattan.

-	The Property: The property of which the Hotel Unit forms a part is an approximately 14,057 square foot parcel of land (.32 acres), containing a 35-story building, located at 50 Central Park South in New York, New York. In July 2000 the property was converted to a condominium (the “Condominium”) containing the Hotel Unit, one commercial unit and eleven residential units. The Mortgaged Propery is the leased fee interest in the Hotel Unit, which contains a 277-room Ritz Carlton hotel on floors 2-22, as well as a portion of the sub cellar, cellar and ground floor. In addition to the guestrooms, the hotel contains a restaurant, lounge, spa, exercise area and meeting space.

The Hotel Unit has been leased to MPE Hotel I (New York) LLC (the “Hotel Tenant”) pursuant to a 75 year net lease (the “Hotel Unit Net Lease” or “Net Lease”). The Hotel Unit Net Lease is not subordinate to the borrower’s obligations under the mortgage. The Hotel Unit Net Lease is a “triple-net” lease that obligates the Hotel Tenant to perform all duties of the Hotel Unit owner including payment of taxes, common charges and insurance. The Hotel Tenant has entered into a 45-year Operating Agreement with Ritz Carlton, whereby the Hotel Unit is operated as a Ritz Carlton Hotel. The Hotel Tenant has mortgaged its leasehold interest in the Mortgaged Property.

Rent payments under the Hotel Unit Net Lease (the “Net Lease Rent”) may not be abated, except that upon the occurrence of a partial condemnation of the Mortgaged Property, upon which the Net Lease Rent is abated by the percentage of gross square feet of the Hotel Unit taken, and the borrower is entitled to condemnation proceeds in an amount equal to the lesser of (i) the aggregate condemnation award attributable to the fee interest of the borrower and the leasehold interest of the Hotel Tenant in the Hotel Unit and (ii) the product of (a) the taken percentage and (b) $79,500,000 (which amount is increased by $1,000,000 annually up to a maximum of $87,500,000). Borrower must deliver all such condemnation proceeds as additional collateral for the 50 Central Park South Loan.

-	Rent Structure: The borrower’s source of income from the Mortgaged Property is the Net Lease Rent. The Net Lease Rent is subject to rent increases throughout the term of the Hotel Unit Net Lease as detailed in the following chart:

        Annual Net Lease Rent Schedule

Time Period	Rent Payment

Present – 10/1/2005	$1,500,000
11/1/2005 – 10/1/2010	$3,400,000
11/1/2010 – 10/1/2020	$6,500,000
11/1/2020 – lease expiration	$7,000,000

The annual Net Lease Rent payments are insufficient to cover the debt service due under the 50 Central Park South Loan through the anticipated repayment date of October 11, 2010. However, the loan documents required the borrower to deposit with the mortgagee at the closing of the 50 Central Park South Loan, a debt service reserve of $8,251,739 to cover all debt service shortfalls through the

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

anticipated repayment date. On or about the anticipated repayment date, the Net Lease Rent will increase to $6,500,000 per annum, which will be sufficient to cover the debt service.

-	Purchase Option. Pursuant to the Hotel Unit Net Lease, the Hotel Tenant has the option, at any time, to purchase the Hotel Unit from the borrower for $87,000,000. In certain interest rate environments, this amount would be insufficient, after payment of the principal balance and accrued interest, to pay the entire yield maintenance charge due in connection with a prepayment that occurs prior to August 11, 2005.

-	Escrows. The loan documents do not require escrows, other than the interest reserve described above. The Hotel Tenant has the obligation to pay all costs associated with the Hotel Unit including taxes and insurance. Also, the Hotel Tenant is required to escrow for taxes and insurance with its leasehold lender pursuant to the terms of the leasehold mortgage loan. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The tenant payments under the Hotel Unit Net Lease are directly deposited into a mortgagee designated lockbox account. All excess cashflow, after allocation of the payments pursuant to a cash management agreement, is deposited into a curtailment reserve, which serves as additional collateral for the 50 Central Park South Loan, however, no excess cash flow is contemplated prior to the anticipated repayment date.

-	Hyper-amortization. Commencing on the anticipated repayment date of October 11, 2010, if the 50 Central Park South Loan is not paid in full, the 50 Central Park South Loan enters into a hyper-amortization period through October 11, 2033. The interest rate applicable to the 50 Central Park South Loan during such hyper-amortization period will increase to 2.0% over the mortgage rate.

-	Management. Not applicable.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

LLOYD CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Portland, OR
Property Type	Retail-Anchored
Size (SF)	1,229,140
Occupancy as of April 25, 2003.	95.1%
Year Built/Year Renovated	1960/1991
Appraisal Value	$220,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$28,957,524
Underwritten Total Expenses	$10,853,969
Underwritten Net Operating Income (NOI)	$18,103,556
Underwritten Net Cash Flow (NCF)	$17,334,541

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$69,854,617
Percentage of Cut-Off Date Pool Balance	7.3%
Cut-Off Date Loan Balance Per SF	$114
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.420%
Original Term (to ARD)/ Amortization	120/360
Remaining Term (to ARD)/ Amortization	118/358
Cut-Off Date LTV	63.5%
Maturity Date LTV	53.0%
Underwritten DSCR on NOI	1.91x
Underwritten DSCR on NCF	1.83x
Shadow Rating (S&P/Moody’s)*	(BBB/Baa2)

*	S&P and Moody’s have confirmed that the Lloyd Center Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “BBB/Baa2” by S&P and Moody’s, respectively.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Lloyd Center Loan”) is secured by a first mortgage encumbering a regional mall located in Portland, Oregon. The Lloyd Center Loan represents approximately 7.3% of the Cut-Off Date Pool Balance. The Lloyd Center Loan was originated on May 12, 2003, and has a principal balance as of the Cut-Off Date of $69,854,617. The Lloyd Center Loan, which is evidenced by a pari passu note dated May 12, 2003, is a portion of a whole loan with an original principal balance of $140,000,000. The other loan related to the Lloyd Center Loan is evidenced by a separate note dated May 12, 2003 (the “Lloyd Center Pari Passu Loan”), with an original principal balance of $70,000,000. The Lloyd Center Pari Passu Loan will not be an asset of the trust. The Lloyd Center Loan and the Lloyd Center Pari Passu Loan will be governed by an intercreditor and servicing agreement, and will be serviced pursuant to the terms of the pooling and servicing agreement related to a separate securitization as described in the preliminary prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL – Co-Lender Loans”.

The Lloyd Center Loan has a remaining term of 118 months to its anticipated repayment date of June 11, 2013. The Lloyd Center Loan may be prepaid on or after March 11, 2013, and permits total or partial defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is LC Portland, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lloyd Center Loan. The sponsor of the borrower is Glimcher Realty Trust (“Glimcher”). Glimcher is a fully integrated, self-administered and self-managed publicly traded REIT rated BB/ Ba3 by S&P and Moody’s, respectively. Glimcher owns, lease, manages, acquires and develops enclosed regional shopping malls, shopping centers and single tenant retail properties in the United States. Glimcher and its affiliates currently have interests in 71 properties in 22 states, totaling approximately 25.6 million square feet.

-	The Property. The Mortgaged Property is an approximately 1,229,140 square foot regional mall situated on approximately 37.9 acres, constructed in 1960 and renovated in 1991. The Mortgaged Property is located in Portland, Oregon, within the Portland-Salem, Oregon-Washington metropolitan statistical area. As of April 25, 2003, the occupancy rate for the Mortgaged Property securing the Lloyd Center Loan was approximately 95.1%. The Mortgaged Property is anchored by a Nordstrom and a Sears, which are not part of the collateral.

The largest tenant is Meier & Frank (“Meier & Frank”), a division of the May Department Stores Company, occupying approximately 297,050 square feet, or approximately 24.2% of the net rentable area. A full-line department store for the entire family, Meier & Frank operates 21 stores in 10 markets in the Northwest. The Meier & Frank lease expires in January 2006. As of August 1, 2003, The May Department Stores Company was rated “Baa1” by Moody’s and “BBB+” by S&P. The second largest tenant is Dollar Tree Stores, Inc. (“Dollar Tree”), occupying approximately 79,242 square feet or 6.4% of the net rentable area. Dollar Tree operates discount variety stores offering merchandise at the fixed price of $1.00. The Dollar Tree lease expires in July 2010. The third largest tenant is Lloyd Center Cinemas, occupying approximately 66,403 square feet, or approximately 5.4% of the net rentable area. Lloyd Center Cinemas is owned and operated by Regal Cinemas, which operates a cinema on one of the outparcels of the Mortgaged Property. The Lloyd Center Cinemas lease expires in December 2011.

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of
	Actual	Net Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Nordstrom (Anchor owned, not part of collateral)		130,000
Sears (Anchor owned, not part of collateral)		111,645
Meier & Frank Company	1.5%	297,050	24.2%	January 2006
Dollar Tree	0.9%	79,242	6.4%	July 2010
Lloyd Center Cinemas (Ground Lease)	0.8%	66,403	5.4%	December 2011
Safeway, Inc. (Ground Lease)	1.8%	56,415	4.6%	December 2018
Toys “R” Us	1.5%	47,035	3.8%	January 2005
Marshall’s	2.5%	37,800	3.1%	January 2004
Ross Dress For Less	3.7%	35,516	2.9%	November 2013
Lloyd Mall Cinema 8	4.1%	31,179	2.5%	January 2012
Barnes & Noble	2.7%	27,500	2.2%	January 2012
OHSU Medical Group	2.3%	23,130	1.9%	January 2007
Lloyd Center Ice Rink (Ohio Entertainment Corp.)	1.3%	22,034	1.8%	February 2004

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Rolling	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Leases	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	15	$26.01	27,435	2.2%	2.2%	4.3%	4.3%
2004	24	$16.18	133,816	10.9%	13.1%	13.1%	17.4%
2005	16	$14.75	88,128	7.2%	20.3%	7.9%	25.3%
2006	33	$6.32	353,152	28.7%	49.0%	13.5%	38.8%
2007	23	$22.92	85,485	7.0%	56.0%	11.9%	50.6%
2008	14	$28.76	24,200	2.0%	57.9%	4.2%	54.9%
2009	6	$26.89	19,570	1.6%	59.5%	3.2%	58.0%
2010	9	$7.71	95,465	7.8%	67.3%	4.5%	62.5%
2011	18	$16.67	114,617	9.3%	76.6%	11.6%	74.1%
2012	22	$24.80	116,243	9.5%	86.1%	17.4%	91.5%
2013	5	$19.65	46,656	3.8%	89.9%	5.5%	97.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain monthly escrows of real estate taxes, insurance (unless the policies are blanket policies), ground rent and replacement reserves in the amount of $240,000 per year. In addition, the loan documents require the borrower to deposit with the mortgagee at the closing of the Lloyd Center Loan, a sum of $1,065,593 (aggregated with the corresponding amount relative to the Lloyd Center Pari Passu Loan) for tenant improvements for a total of 5 tenants representing 6.4% of the net rentable area. The loan documents also require the borrower to deposit with the mortgagee (aggregated with the corresponding amount relative to the Lloyd Center Pari Passu Loan) a sum of $660,000 per year for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of June 11, 2013, if the Lloyd Center Loan is not paid in full, the Lloyd Center Loan enters into a hyper-amortization period through June 11, 2033. The interest rate applicable to the Lloyd Center Loan during such hyper-amortization period will increase to the greater of the mortgage rate plus 5.0% or the current ten-year treasury plus 5.0%.

-	Management. Glimcher Properties Limited Partnership and Glimcher Development Corporation, each an affiliate of Glimcher Realty Trust are the property managers for the Mortgaged Property securing the Lloyd Center Loan. Glimcher Realty Trust or its affiliates currently manage approximately 25.6 million square feet of commercial space. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

1370 BROADWAY

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	New York, NY
Property Type	Office – CBD
Size (SF)	244,883
Occupancy as of July 1, 2003	93.4%
Year Built/Year Renovated	1922/1995
Appraisal Value	$58,500,000
Underwritten Occupancy	92.8%
Underwritten Revenues	$7,946,602
Underwritten Total Expenses	$3,422,153
Underwritten Net Operating Income (NOI)	$4,524,449
Underwritten Net Cash Flow (NCF)	$4,131,400

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$44,000,000
Percentage of Cut-Off Date Pool Balance	4.6%
Cut-Off Date Loan Balance Per SF	$180
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.190983%
Original Term/Amortization	84/360
Remaining Term/Amortization	84/360
Cut-Off Date LTV	75.2%
ARD LTV	66.9%
Underwritten DSCR on NOI	1.56x
Underwritten DSCR on NCF	1.43x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “1370 Broadway Loan”) is secured by a first mortgage encumbering an office building located in New York, New York. The 1370 Broadway Loan represents approximately 4.6% of the Cut-Off Date Pool Balance. The 1370 Broadway Loan was originated on July 31, 2003, and has a principal balance as of the Cut-Off Date of $44,000,000. The companion loan also secured by the Mortgaged Property securing the 1370 Broadway Loan is evidenced by a separate note dated July 31, 2003 (the “1370 Broadway Companion Loan”) and has a principal balance of $4,000,000 as of the Cut-Off Date. The 1370 Broadway Companion Loan will not be an asset of the trust. The 1370 Broadway Loan and the 1370 Broadway Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under “DESCRIPTION OF THE MORTGAGE POOL – AB Mortgage Loans” and will be serviced pursuant to the terms of the pooling and servicing agreement.

The 1370 Broadway Loan has a remaining term of 84 months to its anticipated repayment date of August 11, 2010. The 1370 Broadway Loan may be prepaid on or after June 11, 2010 and permits defeasance with United States government obligations beginning two years after the Closing Date.

-	The Borrower. The borrower is 1370 Owners, LLC, a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the 1370 Broadway Loan. The sponsors are Marilyn Sitt and Jack Cohen. Sitt Asset Management and its related entities own and manage approximately 1.5 million square feet of commercial space, part of which is located in New York City near the subject matter. Carlton Associates, Inc., established by the Cohen family in 1993, is a closely held asset management firm that manages money for high net worth individuals. Mr. Cohen is the Vice President of Carlton Associates, Inc.

-	The Property. The Mortgaged Property is an approximately 244,883 square foot office building situated on approximately 0.3 acres. The Mortgaged Property was constructed in 1922 and was renovated in 1995. The Mortgaged Property is located in New York, New York, within the New York City metropolitan statistical area. As of July 1, 2003, the occupancy rate for the Mortgaged Property securing the 1370 Broadway Loan was approximately 93.4%.

The largest tenant is Rosenthal & Rosenthal (“Rosenthal”) occupying approximately 52,938 square feet, or approximately 21.6% of the net rentable area. Founded in 1938 by Imre J. Rosenthal, Rosenthal is a privately held factoring and finance company, and the principal unit of the Rosenthal Group. The Rosenthal lease expires in March 2012. The second largest tenant is Esprit de Corps (“Esprit”), occupying approximately 28,562 square feet, or approximately 11.7% of the net rentable area. Esprit, a subsidiary of Esprit Holdings Limited, is engaged in the design, sourcing, retail and wholesale distribution and licensing of an extensive range of women’s, men’s and children’s apparel, footwear, accessories and other licensed products ranging from timewear, eyewear, jewel and fragrance, to bedding and other home products under the globally recognized ESPRIT brand name. The Esprit lease expires in September 2007. The third largest tenant is Outer Stuff, LTD. (“Outer Stuff”), occupying approximately 15,856 square feet, or approximately 6.5% of the net rentable area. Outer Stuff is a leading children’s apparel company and currently holds licensing agreements with all major professional sports leagues and more than 100 college teams. The Outer Stuff lease expires in February 2009.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Rosenthal & Rosenthal	25.0%	52,938	21.6%	March 2012
Esprit De Corps	13.0%	28,562	11.7%	September 2007
Outer Stuff, LTD.	7.3%	15,856	6.5%	February 2009
Jovani	5.5%	15,856	6.5%	January 2013
Berlin Cameron (WPP Group PLC)	7.3%	15,652	6.4%	November 2004
Paul Davril (Guess Mens)	4.5%	14,281	5.8%	February 2005

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	1	$23.50	5,674	2.3%	2.3%	2.0%	2.0%
2004	12	$28.08	44,194	18.0%	20.4%	18.8%	20.8%
2005	2	$21.91	15,162	6.2%	26.6%	5.0%	25.8%
2006	2	$28.98	5,671	2.3%	28.9%	2.5%	28.3%
2007	3	$30.41	40,295	16.5%	45.3%	18.6%	46.9%
2008	1	$80.61	1,575	0.6%	46.0%	1.9%	48.8%
2009	1	$30.60	15,856	6.5%	52.4%	7.3%	56.1%
2010	2	$30.67	7,983	3.3%	55.7%	3.7%	59.9%
2011	0	$0.00	0	0.00%	55.7%	0.0%	59.9%
2012	2	$31.20	52,938	21.6%	77.3%	25.0%	84.9%
2013	2	$22.99	24,907	10.2%	87.5%	8.7%	93.5%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents required the borrower to deposit with the mortgagee (i) at the closing of the 1370 Broadway Loan, a sum of $1,000,000, and (ii) a sum of $244,883 per year, for tenant improvements and leasing commissions, not to exceed $1,500,000 in the aggregate. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of August 11, 2010, if the 1370 Broadway Loan is not paid in full, the 1370 Broadway Loan enters into a hyper-amortization period through August 11, 2030. The interest rate applicable to the 1370 Broadway Loan during such hyper-amortization period will increase to 2.0% over the mortgage rate.

-	Management. Sitt Asset Management is the property manager for the Mortgaged Property securing the 1370 Broadway Loan. Sitt Asset Management and its related entities own and manage approximately 1.5 million square feet of commercial space throughout the country, including 469 7th Avenue, 240 W. 40th and 1369 Broadway, all office buildings located in New York City. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

WESTVIEW MALL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Catonsville, MD
Property Type	Retail – Anchored
Size (SF)	602,526
Occupancy as of July 31, 2003	97.2%
Year Built / Year Renovated	1957/2003
Appraisal Value	$47,600,000
Underwritten Occupancy	94.4%
Underwritten Revenues	$4,945,879
Underwritten Total Expenses	$1,267,768
Underwritten Net Operating Income (NOI)	$3,678,110
Underwritten Net Cash Flow (NCF)	$3,470,336

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$38,000,000
Percentage of Cut-Off Date Pool Balance	4.0%
Cut-Off Date Loan Balance Per SF	$63
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.080%
Original Term/Amortization	120/360
Remaining Term/Amortization	120/360
Cut-Off Date LTV	79.8%
Maturity Date LTV	65.8%
Underwritten DSCR on NOI	1.49x
Underwritten DSCR on NCF	1.40x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Westview Mall Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Catonsville, Maryland. The Westview Mall Loan represents approximately 4.0% of the Cut-Off Date Pool Balance. The Westview Mall Loan was originated on July 30, 2003, has a principal balance as of the Cut-Off Date of $38,000,000.

The Westview Mall Loan has a remaining term of 120 months and matures on August 11, 2013. The Westview Mall Loan may be prepaid on or after May 11, 2013, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrower is Westview Center Associates, L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westview Mall Loan. The sponsor of the borrower is Milton Peterson. Mr. Peterson is a principal and Chairman of the Peterson Companies, one of the largest and most successful real estate development companies in the Washington, DC region. Peterson Companies has thirty-five years of experience in developing approximately 20,000 residential lots, 3 million square feet of retail space and 4 million square feet of quality office space.

-	The Property. The Mortgaged Property is an approximately 602,526 square foot anchored retail center situated on approximately 42 acres. The Mortgaged Property was constructed in 1957, and renovated in 2003. The Mortgaged Property is located in Catonsville, Maryland, within the Washington-Baltimore, DC-MD-VA-WV metropolitan statistical area. As of July 31, 2003, the occupancy rate for the Mortgaged Property securing the Westview Mall Loan was approximately 97.2%.

The largest tenant is Value City Department Stores, Inc. (“Value City”) occupying approximately 187,974 square feet, or approximately 31.2% of the net rentable area. Value City is a diversified off-price retailer of apparel, accessories, and home furnishings operating three retail subsidiaries: Value City Department Stores, DSW Shoe Warehouse, Inc. and Filene’s Basement, Inc. The Value City lease expires in September 2023. The second largest tenant is Lowe’s, a subsidiary of Lowe’s Companies, Inc. (“Lowe’s”), occupying approximately 135,197 square feet, or approximately 22.4% of the net rentable area. Lowe’s is a retailer of home improvement products, with a specific emphasis on retail do-it-yourself and commercial business customers. As of August 1, 2003, Lowe’s had senior unsecured debt ratings of “A3” by Moody’s, “A” by S&P and “A” by Fitch, Inc. (“Fitch”). The Lowe’s lease expires in January 2020. The third largest tenant is Sam’s Real Estate Business Trust, doing business as Sam’s Club. Sam’s Club is a subsidiary of Wal-Mart Stores, Inc. Sam’s Club is a warehouse membership club, which offers bulk displays of name brand merchandise, including hard-goods, some soft-goods, institutional-size grocery items and some private label items. As of August 1, 2003, Wal-Mart had senior unsecured debt ratings of “Aa2” by Moody’s, “AA” by S&P and “AA” by Fitch. The Sam’s Club lease expires in February 2026.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Value City	9.5%	187,974	31.2%	September 2023
Lowe’s	17.7%	135,197	22.4%	January 2020
Sam’s Club	19.6%	130,345	21.6%	February 2026
United Artist Theatres	9.1%	34,997	5.8%	January 2006
Ross Dress for Less	9.8%	30,000	5.0%	January 2014

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	3	$24.57	9,644	1.6%	1.6%	6.4%	6.4%
2006	2	$9.90	37,952	6.3%	7.9%	10.2%	16.7%
2007	1	$19.31	9,000	1.5%	9.4%	4.7%	21.4%
2008	5	$17.66	16,016	2.7%	12.1%	7.7%	29.1%
2009	1	$20.09	1,493	0.2%	12.3%	0.8%	29.9%
2010	0	$0.00	0	0.0%	12.3%	0.0%	29.9%
2011	0	$0.00	0	0.0%	12.3%	0.0%	29.9%
2012	0	$0.00	0	0.0%	12.3%	0.0%	29.9%
2013	7	$17.64	28,294	4.7%	17.0%	13.6%	43.5%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and provide for replacement reserves. In addition, the loan documents required the borrower to deposit with the mortgagee at the closing of the Westview Mall Loan, a sum of $1,650,000 consisting of (i) a $1,000,000 letter of credit to be released upon completion of construction of a new building on the Mortgaged Property and evidence that the borrower has satisfied certain leasing requirements for the new building, (ii) a $500,000 cash holdback to be released upon satisfaction by the borrower of certain occupancy and rental thresholds, and (iii) a $150,000 cash holdback to be released upon the timely delivery by the borrower to the Ross Dress for Less tenant of its leased space. The loan documents also require the borrower to deposit with mortgagee a sum of $90,000 per year for tenant improvements and leasing commissions, not to exceed $500,000 in the aggregate. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. Peterson Retail Management, a division of The Peterson Companies, is the property manager for the Mortgaged Property securing the Westview Mall Loan. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

VILLAGE CENTER AT DULLES

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Herndon, VA
Property Type	Retail – Anchored
Size (SF)	289,602
Occupancy as of May 27, 2003	99.2%
Year Built/Year Renovated	1991/NA
Appraisal Value	$67,500,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$6,841,474
Underwritten Total Expenses	$1,873,070
Underwritten Net Operating Income (NOI)	$4,968,404
Underwritten Net Cash Flow (NCF)	$4,734,262

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$37,000,000
Percentage of Cut-Off Date Pool Balance	3.9%
Cut-Off Date Loan Balance Per SF	$128
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.000%
Original Term/Amortization	84/NA
Remaining Term/Amortization	84/NA
Cut-Off Date LTV	54.8%
Maturity Date LTV	54.8%
Underwritten DSCR on NOI	3.36x
Underwritten DSCR on NCF	3.20x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Village Center at Dulles Loan”) is secured by a first deed of trust encumbering an anchored retail center located in Herndon, Virginia. The Village Center at Dulles Loan represents approximately 3.9% of the Cut-Off Date Pool Balance. The Village Center at Dulles Loan was originated on July 14, 2003, and has a principal balance as of the Cut-Off Date of $37,000,000. The Village Center at Dulles Loan provides for interest-only payments for the length of the loan term.

The Village Center at Dulles Loan has a remaining term of 84 months and matures on August 11, 2010. The Village Center at Dulles Loan may be prepaid with the payment of a yield maintenance premium on or after September 11, 2005, and may be prepaid without penalty or premium on or after May 11, 2010.

-	The Borrower. The borrower is Columbia Retail Dulles, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Village Center at Dulles Loan. The sponsor of the borrower is Regency Center REIT (“Regency”), a national owner, operator, and developer of grocery anchored neighborhood retail centers, in business since 1963. Regency currently owns and operates approximately 261 retail properties totaling approximately 29.5 million square feet located in high growth markets throughout the United States.

-	The Property. The Mortgaged Property is an approximately 289,602 square foot anchored retail center situated on approximately 28.5 acres and was constructed in 1991. The Mortgaged Property is located in Herndon, Virginia, within the Washington-Baltimore, DC-MD-VA-WV metropolitan statistical area. As of May 27, 2003, the occupancy rate for the Mortgaged Property securing the Village Center at Dulles Loan was approximately 99.2%.

The largest tenant is Shoppers Food Warehouse, Corp., (“Shoppers Food”) a subsidiary of Supervalu, Inc. (“Supervalu”) occupying approximately 48,424 square feet, or approximately 16.7% of the net rentable area. Supervalu is a wholesale supplier of food and nonfood products, as well as a grocery retailer conducting its retail grocery operations under three different formats: extreme value stores, regional price superstores (which includes Shoppers Food), and regional supermarkets. As of August 1, 2003, Supervalu had senior unsecured debt ratings of “Baa3” by Moody’s and “BBB” by S&P. The Shoppers Food lease expires in January 2012. The second largest tenant is Dulles Gyms, LLC doing business as Gold’s Gym, an affiliate of Gold’s Gym International, Inc. (“Gold’s Gym”), occupying approximately 44,460 square feet, or approximately 15.4% of the net rentable area. Gold’s Gym has franchise agreements with more than 670 gyms in 26 countries, and operates the largest co-ed gym in the world. The Gold’s Gym lease expires in August 2013. The third largest tenant is McNair Farms CVS, Inc., doing business as CVS, an affiliate of CVS Corporation (“CVS”), occupying approximately 25,460 square feet, or approximately 8.8% of the net rentable area. CVS sells prescription drugs and various general merchandise products. As of August 1, 2003, CVS had senior unsecured debt ratings of “A2” by Moody’s and “A” by S&P. The CVS lease expires in November 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Shoppers Food Warehouse	11.1%	48,424	16.7%	January 2012
Gold’s Gym	7.2%	44,460	15.4%	August 2013
CVS	5.4%	25,460	8.8%	November 2006
Staples	5.8%	20,940	7.2%	August 2007
Chuck E. Cheese	5.0%	13,658	4.7%	May 2007

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	4	$13.33	7,259	2.5%	2.5%	2.0%	2.0%
2004	6	$21.28	17,526	6.1%	8.6%	7.6%	9.6%
2005	4	$17.78	15,588	5.4%	13.9%	5.7%	15.2%
2006	10	$15.56	40,860	14.1%	28.0%	13.0%	28.2%
2007	5	$16.99	51,010	17.6%	45.7%	17.7%	45.9%
2008	3	$23.21	8,094	2.8%	48.5%	3.8%	49.7%
2009	2	$34.87	6,306	2.2%	50.6%	4.5%	54.2%
2010	1	$20.54	2,437	0.8%	51.5%	1.0%	55.2%
2011	6	$29.91	18,663	6.4%	57.9%	11.4%	66.6%
2012	12	$16.42	65,114	22.5%	80.4%	21.8%	88.4%
2013	3	$10.48	54,285	18.7%	99.2%	11.6%	100.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents do not require escrows. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The Village Center at Dulles Loan documents do not require a lock box account.

-	Management. JBG Rosenfeld is the property manager for the Mortgaged Property securing the Village Center at Dulles Loan. JBG Rosenfeld, founded in 1995, is a joint venture between two of Washington’s premier real estate firms – Rosenfeld Realty and The JBG Companies, each of whom have over 40 years experience in the industry. The Company has a portfolio of 18 shopping centers and 9 freestanding store sites totaling approximately 3.7 million square feet, all located in the Mid-Atlantic region of the United States.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

SIGNATURE PLACE

Property Information		Mortgage Loan Information
Number of Mortgaged Real		Mortgage Loan Seller	Wachovia
Properties	1	Cut-Off Date Balance	$26,480,000
Location (City, State)	Tempe, AZ	Percentage of Cut-Off Date Pool Balance	2.8%
Property Type	Multifamily – Conventional	Cut-Off Date Loan Balance Per Unit	$60,182
Size (Units)	440	Number of Mortgage Loans	1
Occupancy as of March 20, 2003	85.7%	Type of Security	Fee
Year Built/Year Renovated	1997/NA	Mortgage Rate	4.710%
Appraisal Value	$33,100,000	Original Term/Amortization	120/360
Underwritten Occupancy	87.6%	Remaining Term/Amortization	120/360
Underwritten Revenues	$3,795,948	Cut-Off Date LTV	80.0%
Underwritten Total Expenses	$1,591,460	ARD LTV	68.7%
Underwritten Net Operating Income (NOI)	$2,204,488	Underwritten DSCR on NOI	1.34x
Underwritten Net Cash Flow (NCF)	$2,160,488	Underwritten DSCR on NCF	1.31x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Signature Place Loan”) is secured by a first deed of trust encumbering a 440-unit conventional multifamily complex located in Tempe, Arizona. The Signature Place Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Signature Place Loan was originated on August 4, 2003, and has a principal balance as of the Cut-Off Date of $26,480,000. The Signature Place Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

The Signature Place Loan has a remaining term of 120 months to its anticipated repayment date of August 11, 2013. The Signature Place Loan may be prepaid on or after June 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is MIC SP, LLC, a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Signature Place Loan. The sponsors are Abbot Apter and Maureen Spanier. Mr. Apter and Ms. Spanier act as the President and Chief Financial Officer, respectively, of the Mercury Investment Company, a private business investment and consulting group located in Duluth, Minnesota.

-	The Property. The Mortgaged Property is a 440-unit garden-style apartment complex consisting of 53 two-story buildings on approximately 24.0 acres and was constructed in 1997. The Mortgaged Property is located in Tempe, Arizona, within the Phoenix-Mesa, Arizona metropolitan statistical area. As of March 20, 2003, the occupancy rate for the Mortgaged Property securing the Signature Place Loan was approximately 85.7%. The Mortgaged Property includes such amenities as a clubhouse complex, which contains a business center, a fitness center and a multi-purpose area fitted with a full kitchen. The Mortgaged Property also includes two swimming pools, water features, lighted tennis courts and an indoor racquetball court.

The following table presents information relating to the unit configuration of the Mortgaged Property:

			Approximate	% of Net
	No. of	Approximate	Net Rentable	Rentable Area	Asking Rental
Unit Mix	Units	Unit Size (SF)	Area (SF)	(SF)	Range

1-BR/1-BA	220	797	175,340	40.9%	$725-800
1-BR/Den/1-BA	40	953	38,120	8.9%	$850-925
2-BR/2-BA	160	1,183	189,320	44.1%	$950-1050
3-BR/2-BA	20	1,317	26,340	6.1%	$1200-1200

Total/ Weighted Average	440	975	429,120	100.0%	$874/$0.90/SF

-	Escrows. The loan documents provide for certain escrows of real estate taxes and replacement reserves. In addition, the loan documents required the borrower to deposit with the mortgagee at the closing of the Signature Place Loan, a sum of $1,000,000 for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of the Signature Place Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x on a trailing twelve month basis, (ii) upon the occurrence of an event of default under the loan documents, or (iii) three months prior to the anticipated repayment date, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box.

-	Hyper-amortization. Commencing on the anticipated repayment date of August 11, 2013, if the Signature Place Loan is not paid in full, the Signature Place Loan enters into a hyper-amortization period through August 11, 2033. The interest rate applicable to the Signature Place Loan during such hyper-amortization period will increase to 2% over the mortgage rate.

-	Property Management. Bernard/ Allison Investment Services is the property manager for the Mortgaged Property securing the Signature Place Loan. Bernard/ Allison Investment Services currently manages approximately 19,000 apartment units in the markets of Phoenix and Tucson, Arizona, Albuquerque, New Mexico and Salt Lake City, Utah.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

CORAL SKY PLAZA

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Royal Palm Beach, FL
Property Type	Retail – Anchored
Size (SF)	232,765
Occupancy as of March 31, 2003	98.3%
Year Built/Year Renovated	1999 & 2001/NA
Appraisal Value	$31,500,000
Underwritten Occupancy	97.0%
Underwritten Revenues	$3,241,798
Underwritten Total Expenses	$903,364
Underwritten Net Operating Income (NOI)	$2,338,434
Underwritten Net Cash Flow (NCF)	$2,250,934

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$25,200,000
Percentage of Cut-Off Date Pool Balance	2.6%
Cut-Off Date Loan Balance Per SF	$108
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.870%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	120/360
Cut-Off Date LTV	80.0%
ARD LTV	65.5%
Underwritten DSCR on NOI	1.46x
Underwritten DSCR on NCF	1.41x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Coral Sky Plaza Loan”) is secured by a first mortgage encumbering an anchored retail center located in Royal Palm Beach, Florida. The Coral Sky Plaza Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Coral Sky Plaza Loan was originated on July 23, 2003, and has a principal balance as of the Cut-Off Date of $25,200,000. The Mortgage Loan is evidenced by two cross-defaulted promissory notes with identical terms (except for the principal balance) that are treated as a single promissory note for all purposes herein. Each borrower executed a promissory note and the mortgage encumbering its portion of the Mortgaged Property to secure each of such notes.

-	The Coral Sky Plaza Loan has a remaining term of 120 months to its anticipated repayment date of August 11, 2013. The Coral Sky Plaza Loan may be prepaid on or after June 11, 2013, and permits defeasance with United States government obligations beginning three years after its first payment date.

-	The Borrower. The borrowers are Fairgrounds Associates Ltd. and Second Fairgrounds Associates Ltd, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Coral Sky Plaza Loan. The sponsor of the borrowers is Murray H. Goodman, the CEO of The Goodman Company. The Goodman Company, based in West Palm Beach, is a national commercial real estate development and management company, with more than 15 million square feet of retail, office, and hospitality real estate throughout Florida and the Northeastern United States.

-	The Property. The Mortgaged Property is a 232,765 square foot anchored retail center, situated on 26.6 acres and was constructed between 1999 and 2001. The Mortgaged Property is located in Royal Palm Beach, Florida, within the West Palm Beach-Boca Raton, Florida metropolitan statistical area. As of March 31, 2003, the occupancy rate for the Mortgaged Property securing the Coral Sky Plaza Loan was approximately 98.3%.

-	The largest tenant is BJ’s Wholesale Club (“BJ’s”), occupying 108,532 square feet, or approximately 46.6% of the net rentable area. BJ’s is a membership wholesale outlet selling various items, including canned, fresh and frozen foods, along with general merchandise, including apparel, housewares, office equipment and small appliances. The BJ’s lease expires in January 2020. The second largest tenant is Ross Dress for Less (“Ross”), occupying 30,187 square feet, or approximately 13.0% of the net rentable area. Ross operates a chain of off-price retail apparel and home accessories including small furnishings, educational toys and games, luggage, and gourmet foods. As of August 1, 2003, Ross had a senior unsecured debt rating of “BBB” by S&P. The Ross lease expires in January 2012. The third largest tenant is Bed Bath & Beyond, occupying 30,000 square feet, or approximately 12.9% of the net rentable area. Bed Bath & Beyond operates a chain of superstores nationwide, which sell domestics merchandise and home furnishings. As of August 1, 2003, Bed Bath & Beyond had a senior unsecured debt rating of “BBB” by S&P. The Bed Bath & Beyond lease expires in January 2012.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

BJ’s	35.5%	108,532	46.6%	January 2020
Ross Dress for Less	13.2%	30,187	13.0%	January 2012
Bed Bath & Beyond	12.2%	30,000	12.9%	January 2012
Old Navy	10.0%	23,000	9.9%	June 2006
Party City	6.7%	10,000	4.3%	August 2011

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base			Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	% of Total	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	SF Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	2	$18.08	6,906	3.0%	3.0%	5.0%	5.0%
2004	0	$0.00	0	0.0%	3.0%	0.0%	5.0%
2005	0	$0.00	0	0.0%	3.0%	0.0%	5.0%
2006	3	$13.10	34,669	14.9%	17.9%	18.0%	23.0%
2007	1	$18.54	7,940	3.4%	21.3%	5.8%	28.8%
2008	0	$0.00	0	0.0%	21.3%	0.0%	28.8%
2009	0	$0.00	0	0.0%	21.3%	0.0%	28.8%
2010	0	$0.00	0	0.0%	21.3%	0.0%	28.8%
2011	1	$17.00	10,000	4.3%	25.6%	6.7%	35.6%
2012	2	$10.63	60,187	25.9%	51.4%	25.4%	61.0%
2013	0	$0.00	0	0.0%	51.4%	0.0%	61.0%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents do not require the escrow of real estate taxes, insurance or replacement reserves. However, the loan documents do require the borrower to deposit with the mortgagee a sum of $46,553 per year for tenant improvements and leasing commissions, not to exceed $350,000 in the aggregate. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. Two months prior to the anticipated repayment date, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Hyper-amortization. Commencing on the anticipated repayment date of August 11, 2013, if the Coral Sky Plaza Loan is not paid in full, the Coral Sky Plaza Loan enters into a hyper-amortization period through August 11, 2033. The interest rate applicable to the Coral Sky Plaza Loan during such hyper-amortization period will increase to the greater of the mortgage rate plus 2.5% increasing 0.25% per annum, or 2.5% over the current ten-year treasury.

-	Management. The Goodman Company is the property manager for the Mortgaged Property securing the Coral Sky Plaza Loan. The sponsor of the subject, Murray H. Goodman, is the CEO of the Goodman Company, which has developed more than 15 million square feet of retail, office and hospitality real estate in the past 50 years. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

PORT AUTHORITY BUILDING

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Jersey City, NJ
Property Type	Office – Flex
Size (SF)	304,000
Occupancy as of May 29, 2003	100.0%
Year Built/Year Renovated	1970/Various
Appraisal Value	$33,400,000
Underwritten Occupancy	100.0%
Underwritten Revenues	$3,542,223
Underwritten Total Expenses	$577,107
Underwritten Net Operating Income (NOI)	$2,965,116
Underwritten Net Cash Flow (NCF)	$2,910,396

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$20,965,019
Percentage of Cut-Off Date Pool Balance	2.2%
Cut-Off Date Loan Balance Per SF	$69
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.560%
Original Term/Amortization	120/300
Remaining Term/Amortization	119/299
Cut-Off Date LTV	62.8%
Maturity Date LTV	46.3%
Underwritten DSCR on NOI	2.10x
Underwritten DSCR on NCF	2.07x
Shadow Rating (S&P/Moody’s)*	AAA/Aa2

*	S&P and Moody’s have confirmed that the Port Authority Building Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated “AAA/Aa2” by S&P and Moody’s, respectively.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (the “Port Authority Building Loan”) is secured by a first mortgage encumbering an approximately 304,000 square foot office building located in Jersey City, New Jersey. The Port Authority Building Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Port Authority Building Loan was originated on June 24, 2003, and has a principal balance as of the Cut-Off Date of $20,965,019.

The Port Authority Building Loan has a remaining term of 119 months and matures on July 11, 2013. The Port Authority Building Loan permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is Trends Urban Renewal Association Limited, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Port Authority Building Loan. The sponsor is Joshua Goldstein. Mr. Goldstein is the Vice President of Goldstein Family Partnership, L.P., which is the sole stockholder of Lynmark Construction & Management Co, Inc. (“Lynmark”). Lynmark and related companies have been involved in the construction, development, management and ownership of properties in the New York City metropolitan area since 1976. Mr. Goldstein represents the third generation of the Goldstein family to own and invest in real estate. Holdings include office, multifamily and industrial properties in the states of New York, New Jersey and Connecticut.

-	The Property. The Mortgaged Property is an approximately 304,000 square foot office building situated on approximately 4.0 acres. The Mortgaged Property was constructed in 1970 and has been renovated several times since 1984. The Mortgaged Property is located in Jersey City, New Jersey within the New York – Northern New Jersey – Long Island, NY-NJ-CT-PA metropolitan statistical area. As of May 29, 2003, the occupancy rate for the Mortgaged Property securing the Port Authority Loan was 100.0%.

The Mortgaged Property is 100% leased to The Port Authority of New York and New Jersey (“Port Authority”). The Port Authority is a bi-state agency, which operates and maintains airports, tunnels, bridges, a commuter rail system, shipping terminals and other facilities within the Port District, an area surrounding the Statue of Liberty. As of July 31, 2003, the Port Authority had a senior unsecured debt rating of “AA-” by S&P. The Port Authority lease expires in February 2020, with two 10-year renewal options.

-	Escrows. The loan documents do not require escrows of real estate taxes or insurance, but do provide for replacement reserves. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. The loan documents do not require a lock box account.

-	Management. The Goldstein Management Corporation is the property manager for the Mortgaged Property securing the Port Authority Building Loan. Goldstein Management Corporation has been in the real estate management business for approximately 40 years. The property manager is affiliated with the sponsor.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

THE SHOPPES AT UNION HILL

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Denville, NJ
Property Type	Retail – Anchored
Size (SF)	87,732
Occupancy as of July 14, 2003	96.7%
Year Built/Year Renovated	2003/NA
Appraisal Value	$25,200,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$2,853,272
Underwritten Total Expenses	$669,587
Underwritten Net Operating Income (NOI)	$2,183,685
Underwritten Net Cash Flow (NCF)	$2,074,613

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$20,140,010
Percentage of Cut-Off Date Pool Balance	2.1%
Cut-Off Date Loan Balance Per SF	$230
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.290%
Original Term/Amortization	120/360
Remaining Term/Amortization	119/359
Cut-Off Date LTV	79.9%
Maturity Date LTV	66.4%
Underwritten DSCR on NOI	1.63x
Underwritten DSCR on NCF	1.55x

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

-	The Loan. The Mortgage Loan (“The Shoppes at Union Hill Loan”) is secured by a first mortgage encumbering an anchored retail center located in Denville, New Jersey. The Shoppes at Union Hill Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Shoppes at Union Hill Loan was originated on July 2, 2003, and has a principal balance as of the Cut-Off Date of $20,140,010.

The Shoppes at Union Hill Loan has a remaining term of 119 months and matures on July 11, 2013. The Shoppes at Union Hill Loan may be prepaid on or after April 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

-	The Borrower. The borrower is The Shoppes at Union Hill, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shoppes at Union Hill Loan. The sponsors are P. Jon Meyer and Mark A. Pottschmidt, both principals with Stanbery Development, the developer of the Mortgaged Property. Mr. Pottschmidt founded Stanbery Development, a real estate development company focused on developing high quality niche projects, such as lifestyle centers.

-	The Property. The Mortgaged Property is an approximately 87,732 square foot power retail center situated on approximately 14.1 acres. The Shoppes at Union Hill center is designed as a community lifestyle center and was constructed in 2003. The Mortgaged Property is located in Denville, New Jersey, within the New York, New York metropolitan statistical area. As of July 14, 2003, the occupancy rate for the Mortgaged Property securing The Shoppes at Union Hill Loan was approximately 96.7%.

The largest tenant is The Gap, Inc. (“The Gap”), occupying approximately 10,043 square feet, or approximately 11.4% of the net rentable area. The Gap is a specialty retailer of casual apparel for men, women and children. As of August 1, 2003, The Gap had senior unsecured debt ratings of “Ba3” by Moody’s and “BB+” by S&P. The Gap lease expires in April 2013. The second largest tenant is Pier 1 Imports (“Pier 1”), occupying approximately 10,009 square feet, or approximately 11.4% of the net rentable area. Pier 1 offers indoor and outdoor furniture, lamps, dinnerware, candles, and other specialty products. As of August 1, 2003, Pier 1 had senior unsecured debt ratings of “Baa3” by Moody’s and “BBB-” by S&P. The Pier 1 lease expires in February 2013. The third largest tenant is Talbots, Inc. (“Talbots”), occupying approximately 9,105 square feet, or approximately 10.4% of the net rentable area. Talbots is a national specialty retailer and cataloger of women’s and children’s classic apparel, accessories and shoes. The Talbots lease expires in January 2014.

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net		Date of
	% of Actual	Rentable	% of Net	Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

The Gap	10.0%	10,043	11.4%	April 2013
Pier 1 Imports	10.4%	10,009	11.4%	February 2013
Talbots	10.0%	9,105	10.4%	January 2014
Banana Republic	6.9%	6,984	8.0%	April 2013
Ann Taylor Loft	5.7%	4,979	5.7%	January 2014

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

							Cumulative
		WA Base		% of Total	Cumulative	% of Actual	% of Actual
	# of Leases	Rent/SF	Total SF	SF	% of SF	Rent	Rent
Year	Rolling	Rolling	Rolling	Rolling(1)	Rolling(1)	Rolling(1)	Rolling(1)

2003	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2004	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2005	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2006	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2007	0	$0.00	0	0.0%	0.0%	0.0%	0.0%
2008	1	$28.00	2,503	2.9%	2.9%	2.9%	2.9%
2009	0	$0.00	0	0.0%	2.9%	0.0%	2.9%
2010	1	$32.00	1,318	1.5%	4.4%	1.8%	4.7%
2011	0	$0.00	0	0.0%	4.4%	0.0%	4.7%
2012	0	$0.00	0	0.0%	4.4%	0.0%	4.7%
2013	15	$27.94	60,582	69.1%	73.4%	71.2%	75.9%

(1)	Calculated based on approximate square footage occupied by each tenant.

-	Escrows. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

-	Lock Box Account. At any time during the term of The Shoppes at Union Hill Loan upon the occurrence of an event of default under the loan documents, or on August 11, 2012, the loan documents require the borrower to notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

-	Mezzanine Loan. The Huntington Real Estate Investment Company has made $2,400,000 mezzanine loan to the borrower’s sole member secured by its membership interests in the borrower. The mezzanine loan is coterminus with The Shoppes at Union Hill Loan and is subject to the terms of an intercreditor agreement.

-	Management. Levin Management Corporation (“Levin”) is the property manager for the Mortgaged Property securing The Shoppes at Union Hill Loan. Levin is based in North Plainfield, New Jersey, and was founded in 1952. The company has been named among the Top 100 shopping center managers for seven consecutive years by Shopping Center World magazine. Levin manages a portfolio of 79 properties comprising approximately 10.0 million square feet of retail space located in New Jersey, New York, Pennsylvania, Virginia and North Carolina.

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

VIA TUSCANY APARTMENTS

Property Information		Mortgage Loan Information
Number of Mortgaged Real		Mortgage Loan Seller	Wachovia
Properties	1	Cut-Off Date Balance	$19,158,127
Location (City, State)	Melbourne, FL	Percentage of Cut-Off Date Pool Balance	2.0%
Property Type	Multifamily – Conventional	Cut-Off Date Loan Balance Per Unit	$68,422
Size (Units)	280	Number of Mortgage Loans	1
Occupancy as of April 25, 2003	92.1%	Type of Security	Fee
Year Built/Year Renovated	2000/NA	Mortgage Rate	5.190%
Appraisal Value	$26,500,000	Original Term/Amortization	120/360
Underwritten Occupancy	93.6%	Remaining Term/Amortization	118/358
Underwritten Revenues	$3,173,212	Cut-Off Date LTV	72.3%
Underwritten Total Expenses	$1,224,044	ARD LTV	60.0%
Underwritten Net Operating Income (NOI)	$1,949,168	Underwritten DSCR on NOI	1.54x
Underwritten Net Cash Flow (NCF)	$1,890,368	Underwritten DSCR on NCF	1.50x

The following table presents information relating to the unit configuration of the Mortgaged Property:

		Approximate	Approximate	% of
	No. of	Unit Size	Net Rentable	Net Rentable	Asking Rental
Unit Mix	Units	(SF)	Area (SF)	Area (SF)	Range

1-BR/1-BA	104	850	88,400	28.9%	$805-805
2-BR/2-BA	112	1,175	131,600	43.0	$1010-1010
3-BR/2-BA	64	1,345	86,080	28.1	$1200-1200

Total/ Weighted Average	280	1,093	306,080	100.0%	$977/$0.89/SF

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

LYNNCROFT SHOPPING CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City/State)	Greenville, NC
Property Type	Retail-Anchored
Size (SF)	158,180
Occupancy as of April 10, 2003	86.7%
Year Built/ Year Renovated	2002/NA
Appraisal Value	$21,280,000
Underwritten Occupancy	83.3%
Underwritten Revenues	$1,844,390
Underwritten Total Expenses	$315,881
Underwritten Net Operating Income (NOI)	$1,528,509
Underwritten Net Cash Flow (NCF)	$1,482,967

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$16,962,612
Percentage of Cut-Off Date Pool Balance	1.8%
Cut-off Date Loan Balance Per SF/Unit	$107
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.150%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	118/358
Cut-Off Date LTV	79.7%
Maturity Date LTV	66.0%
Underwritten DSCR on NOI	1.37x
Underwritten DSCR on NCF	1.33x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Lowes Foods	34.9%	49,714	31.4%	July 2022
Ross Dress for Less	17.5%	30,082	19.0%	January 2013
Best Buy	25.1%	30,000	19.0%	January 2018
Bed Bath & Beyond	16.2%	20,094	12.7%	January 2013
Omega Sports	5.1%	6,100	3.9%	October 2007

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

SHURGARD PORTFOLIO

Property Information
Number of Mortgaged Real Properties	6
Location (City, State)	Various, FL
Property Type	Self Storage
Size (Units)	3305
Occupancy as of June 1, 2003	79.2%
Year Built/Year Renovated	See Table
Appraisal Value	$24,700,000
Underwritten Occupancy	68.3%
Underwritten Revenues	$3,093,426
Underwritten Total Expenses	$1,482,128
Underwritten Net Operating Income (NOI)	$1,611,298
Underwritten Net Cash Flow (NCF)	$1,557,772

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$15,169,102
Percentage of Cut-Off Date Pool Balance	1.6%
Cut-Off Date Loan Balance Per SF	$4,590
Number of Mortgage Loans	6
Type of Security	Fee
Mortgage Rate	5.520%
Original Term/Amortization	120/360
Remaining Term/Amortization	118/358
WA Cut-Off Date LTV	63.5%
WA Maturity Date LTV	53.2%
WA Underwritten DSCR on NOI	1.55x
WA Underwritten DSCR on NCF	1.50x

The following table presents information relating to the properties in the Shurgard Portfolio:

					Cut-Off Date	Occupancy		Appraised
		No. of	Year	Cut-Off Date	Balance	as of	Appraised	Value
Name	Location	Units	Built	Balance	Per Unit	6/1/2003	Value	Per Unit

Shurgard Ormond Beach	Ormond Beach, FL	523	1999	$3,003,881	$5,744	85.5%	$4,300,000	$8,222
Shurgard Hyde Park	Tampa, FL	559	1999	2,998,892	$5,365	84.3%	5,000,000	$8,945
Shurgard Daytona Beach	Daytona Beach, FL	662	1999	2,993,902	$4,523	90.9%	4,500,000	$6,798
Shurgard Melbourne	Melbourne, FL	511	1999	2,689,522	$5,263	83.2%	4,000,000	$7,828
Shurgard Vineland	Orlando, FL	426	1999	1,956,016	$4,592	83.1%	2,800,000	$6,573
Shurgard Carrollwood	Tampa, FL	624	2000	1,526,890	$2,447	51.0%	4,100,000	$6,571

Total/Average		3,305		$15,169,102	$4,590	79.2%	$24,700,000	$7,474

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

YORKTOWN 50 CENTER

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Fairfax, VA
Property Type	Office – Medical
Size (SF)	96,477
Occupancy as of July 15, 2003	95.2%
Year Built/ Year Renovated	1974/ 2001-2002
Appraisal Value	$20,300,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$2,541,865
Underwritten Total Expenses	$937,630
Underwritten Net Operating Income (NOI)	$1,604,235
Underwritten Net Cash Flow (NCF)	$1,450,233

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$15,000,000
Percentage of Cut-Off Date Pool Balance	1.6%
Cut-Off Date Loan Balance Per SF	$155
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.090%
Original Term/ Amortization	60/360
Remaining Term/ Amortization	60/360
Cut-Off Date LTV	73.9%
Maturity Date LTV	69.5%
Underwritten DSCR on NOI	1.64x
Underwritten DSCR on NCF	1.49x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Otolaryngology Association	12.7%	11,323	11.7%	October 2012
Bio-Medical Applications	10.8%	11,104	11.5%	June 2013
Virginia Cardiac Care	8.6%	7,017	7.3%	August 2009
Merlion & Crantz	5.2%	5,327	5.5%	March 2012, April 2012
Pediatric Cardiology	5.6%	5,190	5.4%	October 2011

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

3875 & 3955 FABER PLACE

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	North Charleston, SC
Property Type	Office-Suburban
Size (SF)	129,341
Occupancy as of May 15, 2003	95.5%
Year Built/Year Renovated	1997/1999/NA
Appraisal Value	$17,800,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$2,387,452
Underwritten Total Expenses	$860,791
Underwritten Net Operating Income (NOI)	$1,526,662
Underwritten Net Cash Flow (NCF)	$1,284,742

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$13,986,552
Percentage of Cut-Off Date Pool Balance	1.5%
Cut-Off Date Loan Balance Per SF	$108
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.420%
Original Term/ Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	78.6%
ARD LTV	65.6%
Underwritten DSCR on NOI	1.61x
Underwritten DSCR on NCF	1.36x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

GSA	22.4%	23,925	18.5%	July 2007
Allstate Insurance	17.0%	20,985	16.2%	November 2007
AGW Leasing Company	11.0%	12,248	9.5%	June 2007
P&O Nedloyd	8.9%	10,807	8.4%	March 2007
Trivergent Communications	7.3%	8,856	6.8%	May 2005, May 2010
TLC Eye Center	6.2%	6,951	5.4%	December 2004

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

CANTERBURY COURT APARTMENTS

Property Information
Number of Mortgaged Real Properties	2
Location (City/State)	Minneapolis, MN
Property Type	Multifamily-Conventional
Size (Units)	350
Occupancy as of May 5, 2003	80.6%
Year Built/Year Renovated	1971 and 1973/NA
Appraisal Value	$22,375,000
Underwritten Occupancy	79.5%
Underwritten Revenues	$2,972,791
Underwritten Total Expenses	$1,729,938
Underwritten Net Operating Income (NOI)	$1,242,853
Underwritten Net Cash Flow (NCF)	$1,154,603

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$12,985,359
Percentage of Cut-Off Date Pool Balance	1.4%
Cut-off Date Loan Balance Per SF/Unit	$37,101
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	4.750%
Original Term /Amortization	120/360
Remaining Term/ Amortization	119/359
Cut-Off Date LTV	58.0%
Maturity Date LTV	47.4%
Underwritten DSCR on NOI	1.53x
Underwritten DSCR on NCF	1.42x

The following tables present information relating to the unit configuration at each of the Mortgaged Properties:

    Canterbury Court East Apartments

	No. of	Approximate	Approximate Net	% of Net	Asking Rental
Unit Mix	Units	Unit Size(SF)	Rentable Area(SF)	Rentable Area	Rate per Unit

Studio	28	438	12,250	7.7%	$685
1-BR/1-BA	135	797	107,650	67.6	$785
2-BR/1.5-BA	35	1,089	38,100	23.9	$1015
3-BR/2-BA	1	1,300	1,300	0.8	$1250

Total/ Weighted Average	199	800	159,300	100.0%	$814/$1.02/SF

    Canterbury West Apartments

	No. of	Approximate	Approximate Net	% of Net	Asking Rental
Unit Mix	Units	Unit Size(SF)	Rentable Area (SF)	Rentable Area	Rate per Unit

Studio	16	500	8,000	6.1%	$685
1-BR/1-BA	87	800	69,600	52.7	$805
2-BR/1.5-BA	40	1,100	44,000	33.3	$1025
2-BR/2-BA	8	1,300	10,400	7.9	$1225

Total/ Weighted Average	151	874	132,000	100.0%	$873/$1.00/SF

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

OSHTEMO BUSINESS PARK

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Oshtemo Township & Texas Township, MI
Property Type	Industrial – Light Industrial
Size (SF)	276,067
Occupancy as of May 28, 2003	100.0%
Year Built/Year Renovated	1999-2002/NA
Appraisal Value	$18,100,000
Underwritten Occupancy	95.0%
Underwritten Revenues	$1,803,874
Underwritten Total Expenses	$481,981
Underwritten Net Operating Income (NOI)	$1,321,893
Underwritten Net Cash Flow (NCF)	$1,187,267

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$12,581,628
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-Off Date Loan Balance Per SF	$46
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.300%
Original Term/Amortization	120/300
Remaining Term/Amortization	119/299
Cut-Off Date LTV	69.5%
Maturity Date LTV	52.6%
Underwritten DSCR on NOI	1.45x
Underwritten DSCR on NCF	1.30x

The following table presents information relating to the major tenants at the Mortgaged Property:

		Net
	% of Actual	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Fidlar Doubleday	21.7%	61,630	22.3%	September 2006
Stryker	15.2%	54,982	19.9%	October 2004
Sears	16.1%	47,100	17.1%	January 2007
SWAT	7.7%	22,476	8.1%	September 2003, September 2010, & October 2010
T.W. Metals	6.3%	21,137	7.7%	November 2004

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

FOX LAKE CROSSING

Property Information
Number of Mortgaged Real Properties	1
Location (City/State)	Fox Lake, IL
Property Type	Retail-Anchored
Size (SF)	99,049
Occupancy as of April 23, 2003	95.3%
Year Built/Year Renovated	2002/NA
Appraisal Value	$15,800,000
Underwritten Occupancy	93.2%
Underwritten Revenues	$1,732,460
Underwritten Total Expenses	$516,032
Underwritten Net Operating Income (NOI)	$1,216,428
Underwritten Net Cash Flow (NCF)	$1,175,007

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$12,537,160
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-off Date Loan Balance Per SF	$127
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.160%
Original Term /Amortization	108/360
Remaining Term/ Amortization	107/359
Cut-Off Date LTV	79.3%
Maturity Date LTV	67.4%
Underwritten DSCR on NOI	1.48x
Underwritten DSCR on NCF	1.43x

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross	Net
	Potential	Rentable	% of Net	Date of Lease
Tenant	Rent	Area (SF)	Rentable Area	Expiration

Dominick’s	55.6%	65,977	66.6%	March 2027
Hollywood Video	7.8%	6,107	6.2%	January 2013
L.A. Tan	3.2%	2,400	2.4%	May 2013
Sports Therapy	2.5%	1,800	1.8%	May 2008
Signature Cleaners	2.7%	1,650	1.7%	April 2007

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

PLAZA LAS PALMAS

Property Information
Number of Mortgaged Real Properties	1
Location (City, State)	Escondido, CA
Property Type	Retail-Anchored
Size (SF)	108,171
Occupancy as of June 1, 2003	96.2%
Year Built/Year Renovated	1986/NA
Appraisal Value	$18,750,000
Underwritten Occupancy	90.0%
Underwritten Revenues	$1,786,746
Underwritten Total Expenses	$392,535
Underwritten Net Operating Income (NOI)	$1,394,212
Underwritten Net Cash Flow (NCF)	$1,340,126

Mortgage Loan Information
Mortgage Loan Seller	Citigroup
Cut-Off Date Balance	$12,487,027
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-Off Date Loan Balance Per SF	$115
Number of Mortgage Loans	1
Type of Security	Fee
Mortgage Rate	5.100%
Original Term/Amortization	120/360
Remaining Term/Amortization	119/359
Cut-Off Date LTV	66.6%
Maturity Date LTV	55.0%
Underwritten DSCR on NOI	1.71x
Underwritten DSCR on NCF	1.65x

The following table presents information relating to the major tenants at the Mortgaged Property:

	% of Gross	Net Rentable	% of Net	Date of Lease
Tenant	Potential Rent	Area (SF)	Rentable Area	Expiration

Circuit City	20.6%	26,780	24.8%	January 2006
PETCO	17.3%	22,923	21.2%	August 2006
Western Warehouse	12.3%	12,322	11.4%	April 2005
Book Market	4.1%	9,600	8.9%	July 2003
Aaron Brothers	6.0%	6,700	6.2%	January 2007

NOTES

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

JOHN & SONS PORTFOLIO

Property Information
Number of Mortgaged Real Properties	6
Location (City, State)	See Table
Property Type	See Table
Size (SF)	143,435
Occupancy as of June 3, 2003	99.4%
Year Built/Year Renovated	See Table
Appraisal Value	$19,750,000
Underwritten Occupancy	93.2%
Underwritten Revenues	$1,724,039
Underwritten Total Expenses	$307,101
Underwritten Net Operating Income (NOI)	$1,416,939
Underwritten Net Cash Flow (NCF)	$1,280,732

Mortgage Loan Information
Mortgage Loan Seller	Wachovia
Cut-Off Date Balance	$12,200,000
Percentage of Cut-Off Date Pool Balance	1.3%
Cut-Off Date Loan Balance Per SF	$85
Number of Mortgage Loans	6
Type of Security	Fee
Mortgage Rate	5.200%
Original Term/Amortization	84/300
Remaining Term/Amortization	84/300
WA Cut-Off Date LTV	63.3%
WA ARD LTV	60.8%
WA Underwritten DSCR on NOI	1.62x
WA Underwritten DSCR on NCF	1.47x

The following table presents certain information relating to the Mortgaged Properties:

						Cut-Off
						Date
	Property	Year Built/	Property	Cut-Off Date	No. of	Balance
Property Name	Location	Year Renovated	Type	Balance	SF	Per SF

John & Sons Portfolio - Amar Ranch Market	Oxnard, CA	1960 & 1985/1988	Retail	$1,775,000	25,935	$68
John & Sons Portfolio - Barnes & Noble	Aliso Viejo, CA	1997	Retail	3,125,000	25,000	$125
John & Sons Portfolio - KV Mart 1	Los Angeles, CA	1938/1999	Retail	2,200,000	25,668	$86
John & Sons Portfolio - KV Mart 2	Los Angeles, CA	1965/1998	Retail	2,100,000	25,225	$83
John & Sons Portfolio - Stater Brothers	Rialto, CA	1992	Retail	2,450,000	35,232	$70
John & Sons Portfolio - Multifamily	Los Angeles, CA	1958/2002	Multifamily	550,000	6,375 (1)	$86

Total/Average				$12,200,000	143,435	$85

(1)	The 6,375 square feet is 8 multifamily units.

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

Additional Mortgage Loan Information

-	General. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross- collateralized and cross-defaulted Mortgage Loans. See Annex A-6 to the preliminary prospectus supplement for certain information relating to the debt service payment schedule of the Rite Aid Bayville loan.

-	Significant Sponsor Concentrations.

			Aggregate	% of	Weighted		Weighted
	# of		Cut-Off	Cut-Off	Average	Weighted	Average
	Loans/	Loan	Date	Date Pool	Cut-Off	Average	Mortgage
Sponsor	Properties	Numbers	Balance	Balance	Date LTV	DSCR	Rate

Emmes Realty Services LLC	3/3	3,7,25	$103,000,000	10.8%	74.9%	1.38x	4.500%
Harry Macklowe	1/1	1	$80,500,000	8.4%			4.890%
Glimcher Realty Trust	1/1	2	$69,854,617	7.3%	63.5%	1.83x	5.420%
Marilyn Sitt, Sharon Sutton, Jack Cohen	1/1	4	$44,000,000	4.6%	75.2%	1.43x	5.190983%

-	Cross-Collateralized and Cross-Defaulted Mortgage Loans. Six (6) groups of Mortgage Loans, representing approximately 15.6% of the Cut-Off Date Pool Balance, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

-	Subordinate Financing. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender’s prior consent. In the case of 3 Mortgage Loans, representing approximately 4.9% of the Cut-Off Date Pool Balance, the related loan documents provide that, under certain circumstances, the borrower may encumber the related Mortgaged Property with subordinate debt in the future. With respect to 5 Mortgage Loans, representing approximately 4.9% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrowers have been pledged as security for mezzanine debt, subject to the terms of an intercreditor agreement entered into in favor of the lender. With respect to 12 Mortgage Loans representing approximately 8.1% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In

This material is for your private information and neither Wachovia Capital Markets, LLC nor Citigroup Global Markets Inc. (collectively, the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal income “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transaction.

WACHOVIA	Citigroup

Wachovia Bank Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates Series 2003-C6

addition, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity. Further, certain of the Mortgage Loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interests in the borrower as security for mezzanine debt.

-	Co-Lender Loans. Four (4) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the “Co-Lender Loans”) (identified as loan numbers 2, 4, 37 and 40 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $126,576,196, representing 13.3% of the Cut-Off Date Pool Balance. Each Co-Lender Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to terms of a separate intercreditor agreement. One of these Co-Lender Loans (the “Lloyd Center Loan”) is part of a split loan structure in which the related companion loan (the “Lloyd Center Pari Passu Loan”) is pari passu in right of entitlement to payment with the Co-Lender Loan included in the trust fund. With respect to the other 3 Co-Lender Loans, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related Co-Lender Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan. The Lloyd Center Pari Passu Loan is owned by the trust formed by the 2003-C5 Pooling and Servicing Agreement, and the Lloyd Center Loan and the Lloyd Center Pari Passu Loan will be serviced pursuant to the 2003-C5 Pooling and Servicing Agreement. The 2003-C5 Master Servicer is Wachovia Bank, National Association and the 2003-C5 Special Servicer is Lennar Partners, Inc.

-	Environmental Considerations. With respect to 3 Mortgage Loans, representing approximately 2.7% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy, with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of “AAA” by S&P. The premiums were paid in full at closing. There are no deductibles on the secured creditor impaired property environmental insurance policy, and each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan. With respect to 1 Mortgage Loan, representing 0.5% of the Cut-Off Date Pool Balance, the related Borrower obtained a pollution legal liability select policy, with respect to the related Mortgaged Property.

NOTES

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WACHOVIA	Citigroup